Exhibit 4.1

SECURITY AGREEMENT

This SECURITY AGREEMENT, dated as of December 24, 2003 (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Agreement”), is made by SILICON GRAPHICS, INC., a Delaware corporation (the “Grantor”), in favor of U.S. BANK NATIONAL ASSOCIATION, in its capacity as Trustee and for the benefit of the Noteholders (such capitalized terms to have the meanings set forth in Article I).

W I T N E S S E T H :

WHEREAS, the Grantor, Wells Fargo Foothill, Inc. (as successor in interest to Foothill Capital Corporation), as Arranger and Administrative Agent (and together with any successor(s) thereto in such capacity, the “Administrative Agent”) and certain financial institutions (collectively, the “Lender Group”), are parties to the Amended and Restated Loan and Security Agreement, dated as of September 24, 2002 and amended on April 11, 2003 and September 17, 2003 (as further amended, supplemented, amended and restated or otherwise modified from time to time, the “Loan Agreement”), among the Grantor, its subsidiaries signatory thereto, the Lender Group, the Administrative Agent and Bank of America, N.A., as the Documentation Agent;

WHEREAS, the Grantor and U.S. Bank National Association, as Trustee (in such capacity, the “Trustee”) are parties to (i) that certain indenture, dated as of the date hereof (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Secured Convertible Note Indenture”), pursuant to which the Grantor is issuing 6.50% Senior Secured Notes due 2009 (the “Secured Convertible Notes”), and (ii) that certain Indenture, dated as of the date hereof (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Secured Note Indenture”, and, together with the Secured Convertible Note Indenture, the “Indentures”), pursuant to which the Grantor is issuing 11.75% Senior Secured Notes due 2009 (the “Secured Notes” and, together with the Secured Convertible Notes, the “Notes”) in an aggregate principal amount of up to $230,591,000;

WHEREAS, pursuant to the Indentures, the Grantor is required to execute and deliver this Agreement;

WHEREAS, the Grantor, the Trustee and the Administrative Agent have entered into an Intercreditor Agreement, dated as of the date hereof (as further amended, supplemented, amended and restated or otherwise modified from time to time, the “Foothill Intercreditor Agreement”); and

WHEREAS pursuant to the terms of the Indentures and subject to the terms of the Intercreditor Agreement, U.S. Bank National Association, in its capacity as Trustee has agreed to accept the pledge and assignment and the grant of a security interest in the Collateral under this Agreement as security for the Notes.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in order to induce the Trustee to enter into the Indentures and to induce holders of the Grantor’s 5.25% Senior Convertible Notes due 2004 (the “Old Notes”) to exchange the Old Notes for the Notes, the parties hereto agree as follows:

ARTICLE I

DEFINITIONS

SECTION 1.1. Certain Terms. The following terms when used in this Agreement, including its preamble and recitals, shall have the following meanings (such definitions to be equally applicable to the singular and plural forms thereof):

“Account Debtor” means any Person who is or who may become obligated under, with respect to, or on account of, any Account, General Intangible Collateral or Negotiable Property Collateral.

“Accounts” means all of the Grantor’s now owned or hereafter acquired right, title, and interest with respect to “accounts” (as that term is defined in the Code), and any and all supporting obligations in respect thereof, and as for which the Account Debtor obligated thereon maintains its chief executive office in the United States or is organized under the laws of the United States or any state thereof.

“Additional Documents” has the meaning set forth in Section 3.6.

“Administrative Agent” is defined in the first recital to this Agreement and includes any successor thereto exercising substantially the same rights and powers and any representative of lenders to whom the Grantor has granted a Senior Priority Lien on the Collateral as permitted under the Indentures .

“Agreement” is defined in the preamble to this Agreement.

“Books” means all of the Grantor’s now owned or hereafter acquired books and records (including all of its Records indicating, summarizing, or evidencing its assets (including the Collateral) or liabilities, all of its Records relating to its business operations or financial condition, and all of its goods or General Intangibles related to such information), excluding (y) books and records relating to (i) General Intangibles other than General Intangibles described above in this definition or in clause (f) of the definition of “Collateral” or (ii) Real Property, or (z) any of the foregoing which is located outside of the United States.

“Code” means the New York Uniform Commercial Code, as in effect from time to time.

“Collateral” means, except for the Excluded Intellectual Property, all of the Grantor’s now owned or hereafter acquired right, title, and interest in and to each of the following:

(a) Accounts,

(b) Books,

(c) Equipment,

(d) IP Collateral,

(e) Inventory,

(f) Negotiable Property,

(g) money of the Grantor that now or hereafter comes into the possession, custody or control of the Trustee,

(h) the proceeds and products, whether tangible or intangible, of any of the foregoing described in clauses (a) through (g) above, including (x) proceeds of insurance covering any or all of the foregoing, and (y) any and all Accounts, Books, Equipment, IP Collateral, General Intangibles, Inventory, Investment Property, Negotiable Property, Real Property, money, deposit accounts, or other tangible or intangible property, solely to the extent, in the case of each of the foregoing clauses (x) and (y), resulting from the sale, exchange, collection, or other disposition of any of the foregoing described in clauses (a) through (g) above, or any portion thereof or interest therein, and the proceeds thereof; provided, however, that Collateral shall not include (A) such General Intangibles: (i) which cannot be subject to a consensual security interest in favor of Trustee without the consent of the licensor or other party thereto, (ii) as to which any such restriction described in clause (i) is effective and enforceable under applicable law including Section 9-408 of the Code, and (iii) to which such consent described in clause (i) has not been obtained by the party granting the security interest and (B) any property not subject to a Senior Priority Lien, other than any such property that was, immediately prior to the discharge of such Senior Priority Lien

Obligations, subject to a Senior Priority Lien, except to the extent that such property, or any portion thereof, was disposed of in order to repay Senior Priority Lien Obligations.

“Collections” means all cash, checks, notes, instruments, and other items of payment (including insurance proceeds, proceeds of cash sales, rental proceeds, and tax refunds) of Grantor, but excluding any of the foregoing directly arising out of the disposition of Real Property or any patent, trademark or copyright of the Grantor.

“Copyrights” means all of the Grantor’s right, title and interest in and to copyrights in works of authorship of any kind, and all registration applications, registrations and recordings thereof in the Office of the United States Register of Copyrights, Library of Congress, or in any similar office or agency of any country or political subdivision thereof throughout the world, whether now owned or hereafter acquired by such Grantor, including those described in Schedule 5.16A annexed hereto and made a part hereof, together with all extensions, renewals, reversionary rights, and corrections thereof and all licenses thereof or pertaining thereto.

“Equipment” means all of the Grantor’s now owned or hereafter acquired right, title, and interest with respect to equipment, machinery, machine tools, motors, furniture, furnishings, fixtures, vehicles (including motor vehicles), tools, parts, spare parts, goods (other than consumer goods, farm products, or Inventory), including all attachments, accessories, accessions, replacements, substitutions, additions, and improvements to any of the foregoing, in each case to the extent that any of the foregoing is located anywhere within the United States.

“Excluded Intellectual Property” means each Patent, Trademark and Copyright presently owned by the Grantor and listed on Schedule 5.16B.

“General Intangibles” means all of the Grantor’s now owned or hereafter acquired right, title, and interest with respect to general intangibles (including payment intangibles, contract rights, rights to payment, rights arising under common law, statutes, or regulations, choses or things in action, goodwill, patents, trade names, trademarks, servicemarks, copyrights, blueprints, drawings, purchase orders, customer lists, monies due or recoverable from pension funds, route lists, rights to payment and other rights under any royalty or licensing agreements, infringement claims, computer programs, information contained on computer disks or tapes, software, literature, reports, catalogs, money, deposit accounts, insurance premium rebates, tax refunds, and tax refund claims), and any and all supporting obligations in respect thereof, and any other personal property other than goods, Accounts, Books, Inventory, Equipment, Investment Property, and Negotiable Property.

“General Intangibles Collateral” means that portion of the General Intangibles which is included in the Collateral as proceeds of other Collateral.

“Grantor” is defined in the preamble to this Agreement.

“Intellectual Property Security Agreement” means an intellectual property security agreement executed and delivered by the Grantor and Trustee, the form and substance of which is satisfactory to the Trustee.

“Intercreditor Agreement” means (i) the Foothill Intercreditor Agreement defined in the fourth recital to this Agreement and (ii) any agreement entered into among Grantor, the Trustee and any lender or holder of Senior Priority Debt (or its representative) to whom the Grantor has granted a senior security interest in the Collateral pursuant of Section 4.06(e) of the Indentures.

“Inventory” means all Grantor’s now owned or hereafter acquired right, title, and interest with respect to inventory, including goods (and any software embedded therein or otherwise included therewith and all rights to such software) held for sale or lease or to be furnished under a contract of service, goods that are leased by the Grantor as lessor, goods that are furnished by the Grantor under a contract of service, and raw materials, work in process, or materials used or consumed in the Grantor’s business, in each case to the extent that any of the foregoing is located anywhere in the United States.

“Investment Property” means all of the Grantor’s now owned or hereafter acquired right, title, and interest with respect to “investment property” as that term is defined in the Code, and any and all supporting obligations in respect thereof.

“IP Collateral” means collectively, the Patent Collateral, Trademarks and Copyrights.

“Junior Priority Debt” means all indebtedness, liabilities and other obligations of Grantor owing to Trustee, in respect of the Notes, whether now existing or hereafter arising, and whether due or to become due, absolute or contingent, liquidated or unliquidated, determined or underdetermined, including all fees and all other amounts payable by Grantor to Trustee under or in connection with any documents or instruments related thereto.

“Junior Priority Security Documents” means, collectively, this Agreement, the Intellectual Property Security Agreement, and all other security agreements, pledges, collateral assignments, mortgages or other instruments evidencing or creating any security interests in favor of the Trustee, for the benefit of the Noteholders, in all or any portion of the Collateral, in each case, as amended, amended and restated, supplemented, replaced or otherwise modified from time to time, in accordance with the terms thereof.

“Negotiable Property” means all of Grantor’s now owned and hereafter acquired right, title, and interest with respect to letters of credit, letter of credit rights, instruments, promissory notes, drafts, documents, and chattel paper (including electronic chattel paper and tangible chattel paper), and any and all supporting obligations in respect thereof.

“Negotiable Property Collateral” means that portion of the Negotiable Property which is included in the Collateral as proceeds of other Collateral.

“Noteholder” means any holder of the Secured Notes or Secured Convertible Notes.

“Noteholder Documents” means the Indentures, the Notes, this Agreement, the other Junior Priority Security Documents and the Intercreditor Agreement.

“Patents” means all of Grantor’s right, title and interest in and to all inventions and letters patent and registration applications therefor, and all registrations and recordings thereof, including, without limitation, registration applications, registrations and recordings in the United States Patent and Trademark Office or in any similar office or agency of the United States or any state thereof, or in any similar office or agency of any country or political subdivision thereof throughout the world, including those described in Schedule 5.16A, together with all re-examinations, reissues, continuations, continuations-in-part, divisions, improvements and extensions thereof and all licenses thereof or pertaining thereto and all licenses of patent rights to Grantor now in effect or entered into during the term of this Agreement and the rights to make, use and sell, and all other rights with respect to, the inventions disclosed or claimed therein, all inventions, designs, proprietary or technical information, know-how, other data or information, software, databases, all embodiments or fixations thereof and related documentation, all information pertaining to the foregoing having value in connection with Grantor’s business and all other trade secret pertaining to the foregoing rights not described above.

“Patent Collateral” means all of the Grantor’s right, title and interest in and to all registrations and recordings in the United States Patent and Trademark Office described in Schedule 5.16A, together with all re-examinations, reissues, continuations, continuations-in-part, divisions, improvements and extensions thereof and all licenses thereof or pertaining thereto and all licenses of patent rights to the Grantor now in effect or entered into during the term of this Agreement and the rights to make, use and sell, and all other rights with respect to, the inventions disclosed or claimed therein, all inventions, designs, proprietary or technical information, know-how, other data or information, software, databases, all embodiments or fixations thereof and related documentation, all information pertaining to the foregoing having value in connection with the Grantor’s business and all other trade secret pertaining to the foregoing rights not described above.

“Person” means natural persons, corporations, limited liability companies, limited partnerships, general partnerships, limited liability partnerships, joint ventures, trusts, land trusts, business trusts, or other organizations, irrespective of whether they are legal entities, and governments and agencies and political subdivisions thereof.

“Real Property” means any estates or interests in real property now owned or hereafter acquired by the Grantor and the improvements thereto.

“Record” means information that is inscribed on a tangible medium or which is stored in an electronic or other medium and is retrievable in perceivable form.

“Senior Priority Debt” means any indebtedness incurred by the Grantor as permitted under Section 4.06(e) of the Indentures that is secured by a security interest in the Collateral senior to that granted to the Trustee on behalf of the Noteholders, including, but not limited to indebtedness incurred under the Loan Agreement.

“Trademarks” means all of the Grantor’s right, title and interest in and to trademarks, trade names, trade styles, service marks, logos, emblems, prints and labels, all elements of package or trade dress of goods, and all general intangibles of like nature, now existing or hereafter adopted or acquired by the Grantor, together with the goodwill of the Grantor’s business connected with the use thereof and symbolized thereby, and all registration applications, registrations and recordings thereof, including, without limitation, registration applications, registrations and recordings in the United States Patent and Trademark Office or in any similar office or agency of the United States or in any office of the Secretary of State (or equivalent) of any state thereof, or in any similar office or agency of any country or political subdivision thereof throughout the world, whether now owned or hereafter acquired by the Grantor, including those described in Schedule 5.16A annexed hereto and made a part hereof, together with all extensions, renewals and corrections thereof and all licenses thereof or pertaining thereto.

“Trustee” means U.S. Bank National Association and shall include any additional or successor representative of any then outstanding Notes.

SECTION 1.2. Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Agreement, including its preamble and recitals, have the meanings provided in the Indentures, or, if not defined in the Indentures, the Intercreditor Agreement.

SECTION 1.3. Code Definitions. Unless otherwise defined herein, in the Indentures or, if not defined in the Indentures, the Intercreditor Agreement, or the context otherwise requires, terms for which meanings are provided in the Code are used in this Agreement (whether or not capitalized herein), including its preamble and recitals, with such meanings.

ARTICLE II

SECURITY INTEREST

SECTION 2.1. Grant of Security Interest. The Grantor hereby grants to the Trustee, for the benefit of each Noteholder, a continuing security interest in all of the Grantor’s right, title and interest in all currently existing and hereafter acquired or arising Collateral.

SECTION 2.2. Security for Noteholder Claims. This Security Agreement and the Collateral in which the Trustee is granted a security interest hereunder secures the payment of the Junior Priority Debt.

SECTION 2.3. Grantor Remains Liable. Anything herein to the contrary notwithstanding,

(a) the Grantor will remain liable under the contracts and agreements included in the Collateral to the extent set forth therein, and will perform all of its duties and obligations under such contracts and agreements to the same extent as if this Agreement had not been executed;

(b) the exercise by the Trustee of any of its rights hereunder will not release the Grantor from any of its duties or obligations under any such contracts or agreements included in the Collateral; and

(c) none of the Trustee or any Noteholder will have any obligation or liability under any contracts or agreements included in the Collateral by reason of this Agreement, nor will the Trustee or any Noteholder be obligated to perform any of the obligations or duties of the Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

ARTICLE III

COVENANTS

The Grantor covenants and agrees that, at all times prior to the discharge of the Indentures or earlier release of Liens on all Collateral pursuant to Section 6.10 of this Agreement, the Grantor will perform, comply with and be bound by the obligations set forth in the Indentures and as follows:

SECTION 3.1. Senior Priority Debt. The Grantor shall furnish to the Trustee, as long as any Senior Priority Debt is outstanding, with copies of all agreements or instruments evidencing or governing the Senior Priority Debt, including copies of all schedules thereto relating to the Collateral, and all amendments, restatements, modifications, renewals, extensions or replacements thereof ; provided that documents reflecting modifications or other alterations to such agreements need only be provided to Trustee to the extent that they relate to or affect the Collateral. Such documents shall be furnished to Trustee within five Business Days of the execution of such documents.

SECTION 3.2. Collateral Reporting. The Grantor shall furnish to the Trustee (i) as long as any Senior Priority Debt is outstanding, copies of any statements, schedules and reports relating to and describing the Collateral that it is required to furnish to holders of Senior Priority Debt and (ii) thereafter, such statements and schedules identifying and describing the Collateral and such other reports in connection with the Collateral as Trustee shall reasonably request.

SECTION 3.3. Intellectual Property; IP Collateral. The Grantor shall enter into and comply with the Intellectual Property Security Agreement in the form of Exhibit A hereto, with respect to all of the IP Collateral owned on the date hereof, and shall execute and deliver to the Trustee any other document requested by the Trustee required to acknowledge or register or perfect the Trustee’s interest in the United States in any part of such IP Collateral.

SECTION 3.4. Assignment of Proceeds. The Grantor shall execute and deliver to the Trustee any and all additional documents that the Trustee may reasonably request, in form and substance reasonably satisfactory to the Trustee, providing for the assignment of all proceeds to the Trustee arising from any license or royalty agreement entered into by the Grantor with respect to Grantor’s General Intangibles.

SECTION 3.5. Collection of Accounts, etc. At any time after Trustee has received notice of full and indefeasible payment of all Senior Priority Debt and after the occurrence and during the continuation of an Event of Default under the Indentures, the Trustee may (i) notify Account Debtors of Grantor that the Accounts, Negotiable Property Collateral and General Intangibles Collateral have been assigned to or that the Trustee has a security interest therein, or (ii) collect the Accounts, Negotiable Property Collateral and General Intangibles Collateral directly.

SECTION 3.6. Further Assurances. At any time upon the request of the Trustee, Grantor shall execute and deliver to the Trustee, any and all financing statements, original financing statements in lieu of continuation statements, fixture filings, security agreements, pledges, assignments, endorsements of certificates of title, and all other documents (the “Additional Documents”) that the Trustee may reasonably request, in form and substance reasonably satisfactory to the Trustee, to perfect and continue perfected or better perfect the Trustee’s Liens in the Collateral (whether now owned or hereafter arising or acquired). To the maximum extent permitted by applicable law, Grantor authorizes the Trustee to execute any such Additional Documents in Grantor’s name and authorizes the Trustee to file such executed Additional Documents in any appropriate filing office.

SECTION 3.7. Trustee Appointed Attorney-in-Fact. The Grantor hereby irrevocably appoints the Trustee the Grantor’s attorney-in-fact, with full authority in the place and stead of the Grantor and in the name of the Grantor or otherwise, to (a) if Grantor refuses to, or fails timely to execute and deliver any of the documents described in Section 3.6, sign the name of Grantor on any of the documents described in Section 3.6, (b) at any time that an Event of Default has occurred and is continuing, sign Grantor’s name on any invoice or bill of lading relating to the Collateral, drafts against Account Debtors, or notices to Account Debtors, (c) send requests for verification of Accounts; provided, however, that so long as no Event of Default has occurred which is continuing, Trustee will coordinate any such verification activities with Grantor, (d) endorse Grantor’s name on any Collection item that may come into the Trustee’s possession, (e) at any time that an Event of Default has occurred and is continuing, make, settle, and adjust all claims under such Grantor’s policies of insurance and make all determinations and decisions with respect to such policies of insurance, and (f) at any time that an Event of Default has occurred and is continuing, settle and adjust disputes and claims respecting the Accounts, General Intangibles Collateral or Negotiable Property Collateral directly with Account Debtors, for amounts and upon terms that Trustee determines to be reasonable, and Trustee may cause to be executed and delivered any documents and releases that Trustee determines to be necessary.

The Grantor hereby acknowledges, consents and agrees that the power of attorney granted pursuant to this Section 3.7 is irrevocable and coupled with an interest.

SECTION 3.8. Disposition of Collateral. Subject to the terms of agreements and instruments governing the Senior Priority Debt, Grantor may sell, exchange, assign, lease, license or otherwise dispose of any of the Collateral; and concurrently with any such sale or other disposition, the liens granted under this

Agreement on the assets sold or disposed of (but not in any proceeds arising from such sale or disposition) will cease immediately without any action by the Trustee or any other secured party. The Trustee will, at the Grantor’s expense, execute and deliver to Grantor such documents as Grantor shall reasonably request to evidence the fact that any asset so sold or disposed of is no longer subject to the security interest created by the Junior Priority Security Documents.

ARTICLE IV

SUCCESSOR TRUSTEE

(a) The Trustee has been appointed to act as such pursuant to the Noteholder Documents, with such powers, rights and obligations as are expressly delegated to it by the terms of such Noteholder Documents. The Trustee may, subject to the terms of the Intercreditor Agreement, resign its position hereunder and under the Indentures by notifying the Grantor in accordance with the procedures set forth in Section 7.08 of the Indentures and a successor Trustee will be appointed in accordance with the procedures set forth in the Indentures; provided that, if Trustee resigns or is removed from its position pursuant to Section 7.08 of the Indentures, then it will also be deemed to have resigned as Trustee under this Agreement;

(b) Upon the acceptance of its appointment as Trustee hereunder and under the Indentures, (i) a successor Trustee shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Trustee, and the retiring Trustee shall be discharged from its duties and obligations hereunder, and (ii) the retiring Trustee shall promptly transfer all Collateral within its possession or control to the possession or control of the successor Trustee and shall execute and deliver such notices, instructions and assignments as may be necessary or desirable to transfer the rights of the Trustee in respect of the Collateral to the successor Trustee.

ARTICLE V

REMEDIES

Section 5.1. Certain Remedies. Subject to the Intercreditor Agreement, if any Event of Default under the Indentures shall have occurred and be continuing, the Trustee may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the Code (whether or not the Code applies to the affected Collateral) and also may

(a) without notice to or demand upon Grantor, make such payments and do such acts as Trustee considers necessary or reasonable to protect its security interests in the Collateral. Grantor agrees to assemble the Collateral if Trustee so requires, and to make the Collateral available to Trustee at a place that Trustee may designate which is reasonably convenient to both parties. Grantor authorizes Trustee to enter the premises where the Collateral is located, to take and maintain possession of the Collateral, or any part of it, and to pay, purchase, contest, or compromise any Lien that in Grantor’s determination appears to conflict with the Trustee’s Liens (other than the Liens securing Senior Priority Debt) and to pay all expenses incurred in connection therewith. With respect to any of Grantors’ owned or leased premises, Grantor hereby grants Trustee a license to enter into possession of such premises and to occupy the same, without charge, in order to exercise the Noteholder’s rights or remedies provided herein, at law, in equity, or otherwise;

(b) Trustee may (a) notify Account Debtors of Grantor that the Accounts, General Intangibles Collateral and Negotiable Property Collateral of Grantor have been assigned to Trustee or that Trustee has a security interest therein, or (b) collect such Accounts, General Intangibles Collateral and Negotiable Property Collateral directly and charge the collection costs and expenses to the Grantor. Grantor agrees that it will hold in trust for Trustee any Collections that it receives and immediately will deliver said Collections to Trustee in their original form as received by Grantor;

(c) hold, as cash collateral, any and all balances and deposits of Grantor held by the Trustee to secure the full and final repayment of all of the Junior Priority Debt;

(d) ship, reclaim, recover, store, finish, maintain, repair, prepare for sale, advertise for sale, and sell (in the manner provided for herein) the Collateral. Grantor hereby grants to Trustee a license or other right to use, without charge, Grantor’s software (including all rights thereto as owner or licensee thereof), labels, patents, copyrights, trade secrets, trade names, trademarks, service marks, and advertising matter, or any property of a similar nature, as it pertains to the Collateral, in completing production of, advertising for sale, and selling any Collateral and Grantor’s rights under all licenses and all franchise agreements shall inure to the Trustee and the Noteholders’ benefit;

(e) sell the Collateral at either a public or private sale, or both, by way of one or more contracts or transactions, for cash or on terms, in such manner and at such places (including Grantors’ premises) as Trustee determines is commercially reasonable. It is not necessary that the Collateral be present at any such sale;

(f) Trustee shall give notice of the disposition of the Collateral as follows:

(i) Trustee shall give Grantor a notice in writing of the time and place of public sale, or, if the sale is a private sale or some other disposition other than a public sale is to be made of the Collateral, the time on or after which the private sale or other disposition is to be made; and

(ii) The notice shall be personally delivered or mailed, postage prepaid, to Grantor as provided in Section 6.4, at least 10 days before the earliest time of disposition set forth in the notice; no notice needs to be given prior to the disposition of any portion of the Collateral that is perishable or threatens to decline speedily in value or that is of a type customarily sold on a recognized market;

(g) Trustee, on behalf of the Noteholders may credit bid and purchase at any public sale;

(h) Trustee may seek the appointment of a receiver or keeper to take possession of all or any portion of the Collateral or to operate same and, to the maximum extent permitted by law, may seek the appointment of such a receiver without the requirement of prior notice or a hearing;

(i) The Trustee and Noteholders shall have all other rights and remedies available to them at law or in equity pursuant to any other Noteholder Documents; and

(j) Any deficiency that exists after disposition of the Collateral as provided above will be paid immediately by Grantor. Any excess will be returned, without interest and subject to the rights of third Persons, by Trustee to Grantor.

SECTION 5.2. Remedies Cumulative. The rights and remedies of the Trustee under this Agreement, the other Noteholder Documents and all other agreements are cumulative. The Trustee shall have all other rights and remedies not inconsistent with the Noteholder Documents as provided under the Code, by law, or in equity. No exercise by the Trustee of one right or remedy shall be deemed an election, and no waiver by the Trustee of any Event of Default shall be deemed a continuing waiver. No delay by the Trustee shall constitute a waiver, election, or acquiescence by it.

SECTION 5.3. Expenses. The Grantor will, upon demand, pay to the Trustee the amount of any and all reasonable expenses, including the reasonable fees and disbursements of its counsel and of any experts and agents, which the Trustee may incur in connection with (i) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any of the Collateral and (ii) the exercise or enforcement of any of the rights of the Trustee or the Noteholders under the Noteholder Documents.

ARTICLE VI

MISCELLANEOUS PROVISIONS

SECTION 6.1. Relationship of this Agreement with Loan Agreement and Intercreditor Agreement. Notwithstanding anything herein to the contrary, the lien and security interest granted to the Trustee pursuant to this Agreement and the exercise of any right or remedy by the Trustee hereunder are subject to the provisions of the Intercreditor Agreement and the agreements evidencing Senior Priority Debt (including, without limitation, the Loan Agreement) during such periods as the Intercreditor Agreement is in effect and any Senior Priority Debt is outstanding. In the event of any conflict between the terms of the Intercreditor Agreement or the agreements evidencing Senior Priority Debt (including, without limitation, the Loan Agreement) and this Agreement, the terms of the Intercreditor Agreement or agreements evidencing Senior Priority Debt (including, without limitation, the Loan Agreement), as applicable, shall govern.

SECTION 6.2. Binding on Successors, Transferees and Assigns; Assignment. This Agreement shall be binding upon the Grantor and its successors, transferees and assigns and shall inure to the benefit of and be subject to the terms of the Noteholder Documents, enforceable by the Trustee and each Noteholder (subject to the limitations set forth in the applicable Noteholder Documents) and their respective successors, transferees and assigns.

SECTION 6.3. Amendments, etc. Subject to the Intercreditor Agreement, no amendment to or waiver of any provision of this Agreement, nor consent to any departure by the Grantor from its obligations under this Agreement, shall in any event be effective unless the same shall be in writing and signed by the

Trustee and is permitted by Section 13 of the Intercreditor Agreement and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which it is given.

SECTION 6.4. Notices. All notices and other communications provided to any party under this Agreement shall be in writing (including facsimile communication) and mailed, telecopied or delivered to the appropriate party at the address or facsimile number of such party set forth in or specified pursuant to the Indentures. All such notices and other communications, when mailed and properly addressed with postage prepaid or if properly addressed and sent by pre-paid courier service, shall be deemed given when received; any such notice or communication, if transmitted by facsimile, shall be deemed given when transmitted and electronically confirmed.

SECTION 6.5. No Waiver. No failure on the part of the Trustee or any Noteholder to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right.

SECTION 6.6. Captions. Section captions used in this Agreement are for convenience of reference only, and shall not affect the construction of this Agreement.

SECTION 6.7. Severability. Wherever possible each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

SECTION 6.8. Governing Law, Entire Agreement, etc. THIS AGREEMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK, EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK.

SECTION 6.9. Counterparts. This Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by facsimile shall be effective as delivery of a manually executed counterpart of this Agreement.

SECTION 6.10. Release of Liens. The security interests granted hereunder in any Collateral shall be released by the Trustee in the manner, at the times and to the extent specified in Section 3 or Section 5(b) of the Intercreditor Agreement or as may be permitted by the Indentures and any other Noteholder Documents. In addition, upon the discharge of the Indentures, the security interests granted hereunder shall automatically terminate. Upon any such release or termination, the Trustee will, at the Grantor’s sole expense, deliver to the Grantor all Collateral held by the Trustee hereunder in which the security interest granted hereunder is released or terminated, and execute and deliver to the Grantor such documents as the Grantor shall reasonably request to evidence such release or termination.

[THE REMAINDER OF PAGE IS INTENTIONALLY LEFT BLANK.]

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first written above.

SILICON GRAPHICS, INC.

By	/s/ Jeffrey V. Zelmer
	Name:	Jeffrey V. Zelmer
	Title:	Senior Vice President and
Chief Financial Officer

U.S. BANK NATIONAL ASSOCIATION,
as Trustee

By	/s/ Paula Oswald
	Name:	Paula Oswald
	Title:	Vice President

Schedule 5.16A

Included Copyrights

U.S. Copyright Registrations Listed with “Silicon Graphics, Inc.” as Owner

Schedule A

TITLE	REGISTRATION NUMBER	REGISTRATION DATE	OWNER/S
FX FOR IRIX OPERATING SYSTEM 5.2	TX4011743	14-Apr-1995	Silicon Graphics, Inc.
FX FOR IRIX OPERATING SYSTEM 5.3	TX4080492	14-Apr-1995	Silicon Graphics, Inc.
INST FOR IRIX OPERATING SYSTEM 5.2	TX4039752	20-Apr-1995	Silicon Graphics, Inc.
INST FOR IRIX OPERATING SYSTEM 5.3	TX4030517	17-Apr-1995	Silicon Graphics, Inc.
IRIS 3000 GRAPHICS LIBRARY	TX2189440	30-Oct-1987	Silicon Graphics, Inc.
IRIS GRAPHICS LIBRARY (IRIS 4D/60 GRAPHICS LIBRARY)	TX2258964	02-Nov-1987	Silicon Graphics, Inc.
IRIS GRAPHICS LIBRARY; IRIS 1000 GRAPHICS LIBRARY	TX2254968	30-Oct-1987	Silicon Graphics, Inc.
IRIX OPERATING SYSTEM 4.0	TX4043632	20-Apr-1995	Silicon Graphics, Inc.
IRIX OPERATING SYSTEM 5.0	TX4049554	14-Apr-1995	Silicon Graphics, Inc.
IRIX OPERATING SYSTEM 5.1	TX4030275	17-Apr-1995	Silicon Graphics, Inc.
IRIX OPERATING SYSTEM 5.2	TX4035236	20-Apr-1995	Silicon Graphics, Inc.
IRIX OPERATING SYSTEM 5.3	TX4049552	14-Apr-1995	Silicon Graphics, Inc.
OPEN INVENTOR C++ REFERENCE MANUAL: THE OFFICIAL REFERENCE DOCUMENT FOR OPEN INVENTOR, RELEASE 2	TX3903037	31-Oct-1994	Silicon Graphics, Inc.
OPENGL OPTIMIZER 1.0	TX4508192	03-Sep-1997	Silicon Graphics, Inc.
OPENGL PROGRAMMING GUIDE	TX5084206	22-Oct-1999	Silicon Graphics, Inc.
OPENGL PROGRAMMING GUIDE – THE OFFICIAL GUIDE TO LEARNING OPENGL, RELEASE 1	TX3616133	29-Sep-1993	Silicon Graphics, Inc.
OPENGL PROGRAMMING GUIDE : THE OFFICIAL GUIDE TO LEARNING OPENGL, VERSION 1.1	TX4511339	08-Apr-1997	Silicon Graphics, Inc.
OPENGL REFERENCE MANUAL: THE OFFICIAL REFERENCE DOCUMENT TO OPENGL, VERSION 1.2	TX5144068	22-Feb-2000	Silicon Graphics, Inc.
SASH FOR IRIX OPERATING SYSTEM 5.2	TX4043937	14-Apr-1995	Silicon Graphics, Inc.
SASH FOR IRIX OPERATING SYSTEM 5.3	TX4049553	14-Apr-1995	Silicon Graphics, Inc.
THE INVENTOR MENTOR: PROGRAMMING OBJECT-ORIENTED 3D GRAPHICS WITH OPEN INVENTOR, RELEASE 2	TX3807545	29-Apr-1994	Silicon Graphics, Inc.
THE INVENTORY TOOLMAKER: EXTENDING OPEN NVENTOR, RELEASE 2	TX3888466	29-Aug-1994	Silicon Graphics, Inc.

U.S. Copyright Registrations Listed with “Silicon Graphics, Inc.” as Owner

TITLE	REGISTRATION NUMBER	REGISTRATION DATE	OWNER/S
THE VRML 2.0 HANDBOOK : BUILDING MOVING WORLDS ON THE WEB	TX4238282	16-Dec-1996	Silicon Graphics, Inc.
LIA 4862 (XMAP2)	MW6779	05-Feb-1991	Silicon Graphics Computer Systems
LIA5328(REV 2.1B)	MW6778	05-Feb-1991	Silicon Graphics Computer Systems

Included Patents

Schedule A

Docket #	Technology	Country	Title	Patent #	Issue Date
0013.00	MECH/PHYS	US	RETAINING MEANS FOR REMOVABLE COMPUTER DRIVE AND RELEASE MEANS FOR THE SAME	4960384	02-Oct-1990
0015.51	HARDWARE	US	COMPUTER THREE-WAY TRANSFER OPERATION	5261074	09-Nov-1993
0016.00	HUMAN COMP INTERFACE	US	FILE CHARACTERIZATION FOR COMPUTER OPERATING AND FILE MANAGEMENT SYSTEMS	5226163	06-Jul-1993
0019.00	MECH/PHYS	US	RACK AND PINION RETAINING AND RELEASE DEVICE FOR REMOVABLE COMPUTER COMPONENTS	5325263	28-Jun-1994
0025.00	APPLICATION SOFTWARE	US	COMPUTER-IMPLEMENTED METHOD AND AN APPARATUS FOR CONVERTING DATA ACCORDING TO A SELECTED DATA TRANSFORMATION	5694578	02-Dec-1997
0025.01	SYSTEMS SOFTWARE	US	COMPUTER-IMPLEMENTED METHOD AND AN APPARATUS FOR INPUTTING DATA STRUCTURE CHARACTERISTICS	5652874	29-Jul-1997
0029.00	HUMAN COMP INTERFACE	US	COMPUTER MOUSE	D373760	17-Sep-1996
0030.00	HUMAN COMP INTERFACE	US	FILE ALTERATION MONITOR FOR COMPUTER OPERATING AND FILE MANAGEMENT SYSTEMS	5287504	15-Feb-1994
0038.00	MECH/PHYS	US	COMPUTER HOUSING	341574	23-Nov-1993
0042.00	MECH/PHYS	US	RETAINING AND RELEASE MECHANISM FOR COMPUTER STORAGE DEVICES INCLUDING A PAWL LATCH ASSEMBLY	5269698	14-Dec-1993
0043.00	MECH/PHYS	US	ELECTROMAGNETIC SHIELD FOR ATTACHMENT TO COMPUTERS	337323	13-Jul-1993
0053.51	MICROPROC ARCH	US	A CENTRAL PROCESSING UNIT FOR PROCESSING A PLURALITY OF THREADS USING DEDICATED GENERAL PURPOSE REGISTERS AND MASQUE REGISTER FOR PROVIDING ACCESS TO THE REGISTERS	5524250	04-Jun-1996
0082.00	COMPILER DESIGN	US	CIRCULAR SCHEDULING METHOD AND APPARATUS FOR EXECUTING COMPUTER PROGRAMS BY MOVING INDEPENDENT INSTRUCTIONS OUT OF A LOOP	5386562	31-Jan-1995
0103.00	HUMAN COMP INTERFACE	US	A METHOD AND APPARATUS FOR DISPLAYING DATA WITHIN A THREE-DIMENSIONAL INFORMATIONAL LANDSCAPE	5528735	18-Jun-1996
0112.00	MICROPROC ARCH	US	SYSTEM AND METHOD FOR GENERATING A READ-MODIFY- WRITE OPERATION	5544331	06-Aug-1996
0113.00	MICROPROC ARCH	US	A SYSTEM AND METHOD FOR PIGGYBACKING OF READ RESPONSES ON A SHARED MEMORY MULTIPROCESSOR BUS	5655102	05-Aug-1997

12/5/01
SGI Included Patents	Page 1 of 24

Docket #	Technology	Country	Title	Patent #	Issue Date
0119.00	APPLICATION SOFTWARE	US	THREE DIMENSIONAL MODEL WITH THREE DIMENSIONAL POINTERS AND MULTIMEDIA FUNCTIONS LINKED TO THE POINTERS	5526478	11-Jun-1996
0121.00	MECH/PHYS	US	TOP, SIDES AND FRONT PORTIONS OF A COMPUTER HOUSING	D363703	31-Oct-1995
0127.00	MECH/PHYS	US	DISK DRIVE BRACKET	5564804	15-Oct-1996
0129.00	MECH/PHYS	US	TOP FRONT AND SIDE PORTIONS OF A COMBINED COMPUTER HOUSING AND SUPPORT STANDS	D367269	20-Feb-1996
0136.00	MECH/PHYS	US	ARRANGEMENT FOR MODIFYING ELECTRICAL PRINTED CIRCUIT BOARDS	5834705	10-Nov-1998
0150.00	COMPILER DESIGN	US	SYSTEM AND METHOD OF GENERATING OBJECT CODE USING AGGREGATE INSTRUCTION MOVEMENT	5557761	17-Sep-1996
0151.00	COMPILER DESIGN	US	LOOP SCHEDULER	5491823	13-Feb-1996
0153.00	COMPILER DESIGN	US	SYSTEM AND METHOD FOR ENABLING WITHOUT RECOMPILATION, MODIFICATION OF CLASS DEFINITIONS & IMPLEMENTATIONS IN AN OBJECT-ORIENTED COMPUTER PROGRAM	5613120	18-Mar-1997
0154.00	COMPILER DESIGN	US	SYSTEM AND METHOD FOR CONDITIONALLY COMPILING A SOFTWARE COMPILATION UNIT	5692196	25-Nov-1997
0167.00	MECH/PHYS	US	REMOTE CONTROL DESIGN	D398009	08-Sep-1998
0169.00	COMPILER DESIGN	US	SYSTEM AND METHOD FOR OPTIMIZING A SOURCE CODE REPRESENTATION AS A FUNCTION OF RESOURCE UTILIZATION	5734908	31-Mar-1998
0180.00	COMPILER DESIGN	US	CROSS-MODULE OPTIMIZATION FOR DYNAMICALLY-SHARED PROGRAMS AND LIBRARIES	5923882	13-Jul-1999
0184.00	MICROPROC ARCH	US	APPARATUS FOR GENERATING DIFFERENTIAL NOISE BETWEEN POWER AND GROUND PLANES	5793259	11-Aug-1998
0185.00	APPLICATION SOFTWARE	US	SYSTEM AND METHOD FOR PROCESSING GRAPHIC LANGUAGE CHARACTERS	5802482	01-Sep-1998
0187.00	MICROPROC ARCH	US	EFFICIENT ULTRA LOW DROPOUT POWER REGULATOR	5736843	07-Apr-1998

0189.00	HUMAN COMP INTERFACE	US	FOUR-DIMENSIONAL GRAPHICAL USER INTERFACE	5678015	14-Oct-1997

12/5/01
SGI Included Patents	Page 2 of 24

Docket #	Technology	Country	Title	Patent #	Issue Date
0191.00	APPLICATION SOFTWARE	US	SYSTEM AND METHOD FOR NETWORK EXPLORATION AND ACCESS	5682479	28-Oct-1997
0193.00	MICROPROC ARCH	US	SYSTEM AND METHOD FOR MULTIPROCESSOR PARTITIONING TO SUPPORT HIGH AVAILABILITY	5991895	23-Nov-1999
0197.0151	MECH/PHYS	US	PROCESSOR-INCLUSIVE MEMORY MODULE	5867419	02-Feb-1999
0203.00	MICROPROC ARCH	US	SYSTEM & METHOD FOR MAINTAINING COHERENCY OF VIRTUAL- TO-PHYSICAL MEMORY TRANSLATIONS IN A MULTIPROCESSOR COMPUTER	5787476	28-Jul-1998
0209.00	MICROPROC ARCH	US	SYSTEM & METHOD TO REDUCE PHASE OFFSET & PHASE JITTER IN PHASE-LOCKED & DELAY-LOCKED LOOPS USING SELF- BIASED CIRCUITS	5727037	10-Mar-1998
0211.00	MECH/PHYS	US	HEATSINK AND METHOD OF FORMING A HEATSINK	5829512	03-Nov-1998
0222.00	MICROPROC ARCH	US	MULTI-CONFIGURABLE PUSH-PULL/OPEN-DRAIN DRIVER CIRCUIT	5811997	22-Sep-1998
0223.00	CIRCUIT DESIGN	US	SYSTEM AND METHOD TO REDUCE PHASE JITTER IN DELAY- LOCKED LOOPS	5790612	04-Aug-1998
0251.00	APPLICATION SOFTWARE	US	SYSTEM AND METHOD FOR ALLOWING A PERFORMER TO CONTROL AND INTERACT WITH AN ON-STAGE DISPLAY DEVICE	5790124	04-Aug-1998
0252.00	CIRCUIT DESIGN	US	PROCEDURE AND SYSTEM FOR PLACEMENT OPTIMIZATION OF CELLS WITHIN CIRCUIT BLOCKS BY OPTIMIZING PLACEMENT OF INPUT/OUTPUT PORTS WITHIN AN INTEGRATED CIRCUIT DESIGN	5757658	26-May-1998
0264.00	MICROPROC ARCH	US	A METHOD TO PIPELINE WRITE MISSES IN SHARED CACHE MULTIPROCESSOR SYSTEMS	5875468	23-Feb-1999
0265.00	MECH/PHYS	US	READILY REMOVABLE HEAT SINK ASSEMBLY	5662163	02-Sep-1997
0270.00	CIRCUIT DESIGN	US	APPARATUS AND METHOD FOR DETERMINING THE SPEED OF A SEMICONDUCTOR CHIP	5818250	06-Oct-1998
0282.00	HUMAN COMP INTERFACE	US	SYSTEM AND METHOD FOR AN ICONIC DRAG AND DROP INTERFACE FOR ELECTRONIC FILE TRANSFER	5801700	01-Sep-1998
0283.00	MECH/PHYS	US	SCA DRIVE SLED ASSEMBLY	5654873	05-Aug-1997
0284.00	SYSTEMS SOFTWARE	US	METHOD FOR SEEDING A PSEUDO-RANDOM NUMBER GENERATOR WITH A CRYPTOGRAPHIC HASH OF A DIGITIZATION OF A CHAOTIC SYSTEM	5732138	24-Mar-1998
0285.00	MECH/PHYS	US	HIGH PERFORMANCE SPIRAL HEAT SINK	5661638	26-Aug-1997

12/5/01
SGI Included Patents	Page 3 of 24

Docket #	Technology	Country	Title	Patent #	Issue Date
0307.00	HUMAN COMP INTERFACE	US	COLLABORATIVE WORK ENVIRONMENT SUPPORTING THREE- DIMENSIONAL OBJECTS AND MULTIPLE, REMOTE PARTICIPANTS	5821925	13-Oct-1998
0307.51	APPLICATION SOFTWARE	US	COLLABORATIVE WORK ENVIRONMENT SUPPORTING THREE- DIMENSIONAL OBJECTS AND MULTIPLE, REMOTE PARTICIPANTS	6219057	17-Apr-2001
0320.00	MECH/PHYS	US	HEAT SINK WITH INTEGRAL ATTACHMENT MECHANISM	5735340	07-Apr-1998
0324.00	COMPILER DESIGN	US	SYSTEM AND METHOD TO EFFICIENTLY REPRESENT ALIASES AND INDIRECT MEMORY OPERATIONS IN STATIC SINGLE ASSIGNMENT FORM DURING COMPILATION	5768596	16-Jun-1998
0326.00	HUMAN COMP INTERFACE	US	A METHOD FOR SELECTING A THREE-DIMENSIONAL OBJECT FROM A GRAPHICAL USER INTERFACE	5694532	02-Dec-1997
0327.00	MICROPROC ARCH	US	APPARATUS AND METHOD FOR DYNAMIC CENTRAL PROCESSING UNIT CLOCK ADJUSTMENT	5774704	30-Jun-1998
0329.00	HARDWARE	US	BGA LAND PATTERN	6091155	18-Jul-2000
0338.00	MECH/PHYS	US	BULK HEAD GASKET ASSEMBLY	5770822	23-Jun-1998
0341.00	HUMAN COMP INTERFACE	US	MECHANISM FOR NON-LINEAR BROWSING OF DIVERSE INFORMATION SOURCES	5835092	10-Nov-1998
0346.00	COMPILER DESIGN	US	AN APPARATUS AND METHOD FOR COMPILER IDENTIFICATION OF ADDRESS DATA	6059839	09-May-2000
0348.00	COMPILER DESIGN	US	SYSTEM AND METHOD FOR CONSTANT PROPAGATION CLONING FOR UNKNOWN EDGES IN IPA	5812855	22-Sep-1998
0350.00	COMPILER DESIGN	US	INTER-PROCEDURAL ANALYSIS USER INTERFACE	5778212	07-Jul-1998
0354.00	COMPILER DESIGN	US	COMPILER HAVING AUTOMATIC COMMON BLOCKS OF MEMORY SPLITTING	5848275	08-Dec-1998
0355.00	COMPILER DESIGN	US	METHOD FOR SELECTING OPTIMAL PARAMETERS FOR COMPILING SOURCE CODE	6226790	01-May-2001
0365.00	COMPILER DESIGN	US	METHOD AND APPARATUS FOR EXTRACTION OF PROGRAM REGION	6077311	20-Jun-2000
0366.00	MECH/PHYS	US	DISK DRIVE LOADING MECHANISM	5790373	04-Aug-1998
0367.00	MECH/PHYS	US	COMPACT COMPUTER HOUSING (AMENDED)	D395286	16-Jun-1998
0368.00	HARDWARE	US	PROGRAMMABLE PACKER AND UNPACKER WITH DITHERER	6065084	16-May-2000
0398.00	MECH/PHYS	US	RESILIENT PANEL FOR HOUSING A MACHINE	5897180	27-Apr-1999
0399.00	MECH/PHYS	US	CABLE MANAGEMENT SYSTEM FOR A COMPUTER	5957556	28-Sep-1999
0419.00	HARDWARE	US	COMPRESSION CONNECTOR	5730605	24-Mar-1998

12/5/01
SGI Included Patents	Page 4 of 24

Docket #	Technology	Country	Title	Patent #	Issue Date
0420.00	MECH/PHYS	US	LOADING AND PLACEMENT DEVICE FOR CONNECTING CIRCUIT BOARDS	5848906	15-Dec-1998
0421.00	MECH/PHYS	US	COMPACT COMPUTER HOUSING (DESIGN)	D396698	04-Aug-1998
0424.00	HUMAN COMP INTERFACE	US	A METHOD AND APPARATUS FOR INTERACTIVELY SELECTING AMONG THREE-DIMENSIONAL ON-SCREEN OBJECTS	5982382	09-Nov-1999
0446.00	HARDWARE	US	ADAPTIVE FREQUENCY SYNTHESIZER WITH SYNCHRONIZATION	6067411	23-May-2000
0447.00	HUMAN COMP INTERFACE	US	SYSTEM AND METHOD FOR INDEPENDENTLY CONFIGURING INTERNATIONAL LOCATION AND LANGUAGE	6073090	06-Jun-2000
0456.00	MECH/PHYS	US	HOUSING FOR DESKSIDE COMPUTER OR THE LIKE	D393249	07-Apr-1998
0477.00	HARDWARE	US	POWER SWITCH PLUNGER MECHANISM	5817997	06-Oct-1998
0478.00	HARDWARE	US	ROTARY LATCH ASSEMBLY FOR A COMPUTER HOUSING	5826922	27-Oct-1998
0479.00	COMPILER DESIGN	US	SYSTEM, METHOD AND COMPUTER PROGRAM PRODUCT FOR PARTIAL REDUNDANCY ELIMINATION BASED ON STATIC SINGLE ASSIGNMENT FORM DURING COMPILATION	6026241	15-Feb-2000
0485.00	HARDWARE	US	HOUSING FOR A COMPUTER	D393449	14-Apr-1998
0488.00	HUMAN COMP INTERFACE	US	LIGHT BAR AND REFLECTOR ASSEMBLY	5861815	19-Jan-1999
0492.00	APPLICATION SOFTWARE	US	SYSTEM AND METHOD FOR SCHEDULING AN EVENT SUBJECT TO THE AVAILABILITY OF REQUESTED PARTICIPANTS	5963913	05-Oct-1999
0495.00	MECH/PHYS	US	ELECTROMAGNETIC INTERFERENCE SHIELDING ENCLOSURE AND HEAT SINK WITH COMPRESSION COUPLING MECHANISM	5880930	09-Mar-1999
0497.00	HUMAN COMP INTERFACE	US	SYSTEM AND METHOD FOR AUTOMATICALLY CREATING A DESKTOP ICON FOR ACCESS TO A REMOTE RESOURCE	5880730	09-Mar-1999
0512.00	HARDWARE	US	CIRCUIT FOR FILTERING A POWER SUPPLY FOR NOISE SENSITIVE DEVICES	5825238	20-Oct-1998
0535.00	HARDWARE	US	SLIDING DOOR ASSEMBLY FOR A COMPUTER HOUSING	5924780	20-Jul-1999
0539.00	MICROPROC ARCH	US	METHOD AND SYSTEM FOR PERFORMING FLOATING POINT OPERATIONS IN UNNORMALIZED FORMAT USING A FLOATING POINT ACCUMULATOR	6256655	03-Jul-2001
0544.00	COMPILER DESIGN	US	METHOD AND SYSTEM FOR DESKEWING PARALLEL BUS CHANNELS	6031847	29-Feb-2000
0555.00	MECH/PHYS	US	MODULAR CARD CAGE WITH CONNECTION MECHANISM	6171120	09-Jan-2001
0658.00	COMPILER DESIGN	US	METHOD, SYSTEM AND COMPUTER PROGRAM PRODUCT FOR PERFORMING REGISTER PROMOTION VIA LOAD AND STORE PLACEMENT OPTIMIZATION WITHIN AN OPTIMIZING COMPILER	6128775	03-Oct-2000

12/5/01
SGI Included Patents	Page 5 of 24

Docket #	Technology	Country	Title	Patent #	Issue Date
0721.00	COMPILER DESIGN	US	METHOD, SYSTEM AND COMPUTER PROGRAM PRODUCT FOR EXTENDING SPARSE PARTIAL REDUNDANCY ELIMINATION TO SUPPORT SPECULATIVE CODE MOTION WITHIN AN OPTIMIZING COMPILER	6151706	21-Nov-2000
0749.00	MECH/PHYS	US	DISPLAY ASSEMBLY OR SIMILAR ARTICLE (DESIGN)	D419141	18-Jan-2000
0769.00	MECH/PHYS	US	COMPUTER HOUSING	D431242	26-Sep-2000
0770.00	MECH/PHYS	US	COMPUTER HOUSING OR SIMILAR ARTICLE (DESIGN)	D417203	30-Nov-1999
0790.00	MECH/PHYS	US	DESIGN FOR CIRCUIT BOARD ORTHOGONAL INSTALLATION AND REMOVAL	6256196	03-Jul-2001
0796.00	MECH/PHYS	US	DOOR ASSEMBLY FOR A COMPUTER	6132019	17-Oct-2000
0801.00	MECH/PHYS	US	COLOR CALIBRATION DEVICE FOR A DISPLAY (DESIGN)	D419465	25-Jan-2000
0826.00	MECH/PHYS	US	METERED FORCE SINGLE POINT HEATSINK ATTACH MECHANISM	6169659	02-Jan-2001
0848.00	MECH/PHYS	US	CABLE DOCK FIXTURE WITH EMI SHIELDING	6280257	28-Aug-2001
0852.00	CIRCUIT DESIGN	US	SYSTEM AND METHOD TO PROVIDE POWER TO A SEA OF GATES STANDARD CELL BLOCK AN OVERHEAD BUMP GRID	6281108	28-Aug-2001
0909 00	MECH/PHYS	US	BEZEL FOR A COMPUTER	D429248	08-Aug-2000
0961.00	MECH/PHYS	US	PRINTED CIRCUIT BOARD CARRIER INSERTION/EXTRACTION ASSEMBLY	6193532	27-Feb-2001
1032.00	MECH/PHYS	US	RADIAL COMPUTER SYSTEM	D436950	30-Jan-2001
1036.00	MECH/PHYS	US	SGI1450 INDUSTRIAL DESIGN - DOOR DESIGN PATENT APPLICATION	D445112	17-Jul-2001
1037.00	MECH/PHYS	US	DRIVE SLED DOOR	D445425	24-Jul-2001
1131.00	MECH/PHYS	US	DRIVE SLED HANDLE * This case was split from 1037.00*	D444471	03-Jul-2001
1132.00	MECH/PHYS	US	DRIVE SLED COVER *split from 1037.00*	D444474	03-Jul-2001
1133.00	MECH/PHYS	US	SERVER COVER *this case was split from 1036.00*	D444461	03-Jul-2001
C029.00	CRAY	US	FLEXIBLE CHAINING IN VECTOR PROCESSOR WITH SELECTIVE USE OF VECTOR REGISTERS AS OPERAND AND RESULT REGISTERS	4661900	28-Apr-1987
C029.51	CRAY	US	FLEXIBLE CHAINING IN VECTOR PROCESSOR WITH SELECTIVE USE OF VECTOR REGISTERS AS OPERAND AND RESULT REGISTERS	4901230	13-Feb-1990
C034.00	CRAY	US	COMPUTER VECTOR MULTIPROCESSING CONTROL	4636942	13-Jan-1987

12/5/01
SGI Included Patents	Page 6 of 24

Docket #	Technology	Country	Title	Patent #	Issue Date
C041.00	CRAY	US	PERIPHERAL INTERFACE SYSTEM	4807121	21-Feb-1989
C046.00	CRAY	US	SYSTEM FOR MULTIPROCESSOR COMMUNICATION USING LOCAL AND COMMON SEMAPHORE AND INFORMATION REGISTERS	4754398	28-Jun-1988
C059.00	CRAY	US	DATA MODULATION INTERFACE	4771440	13-Sep-1988
C063.00	CRAY	US	ZIF EDGE CONNECTOR	4700996	20-Oct-1987
C096.00	CRAY	US	WIRE/DISK BOARD-TO-BOARD INTERCONNECT DEVICE	4859188	22-Aug-1989
C107.00	CRAY	US	LEAD BONDING OF CHIPS TO CIRCUIT BOARDS AND CIRCUIT BOARDS TO CIRCUIT BOARDS	5054192	08-Oct-1991
C125.00	CRAY	US	SINGLE DISK EMULATION INTERFACE FOR AN ARRAY OF SYNCHRONOUS SPINDLE DISK DRIVES	5128810	07-Jul-1992
C128.00	CRAY	US	COMPUTER SIGNAL INTERCONNECT APPARATUS	5144691	01-Sep-1992
C130.00	CRAY	US	GALLIUM ARSENIDE LOGIC DESIGN SYSTEM	4965863	23-Oct-1990
C132.00	CRAY	US	OPTICAL CLOCK DISTRIBUTION METHOD AND APPARATUS	5442475	15-Aug-1995
C147.00	CRAY	US	APPARATUS FOR CALCULATING DELAY WHEN EXECUTING VECTOR TAILGATING INSTRUCTIONS AND USING DELAY TO FACILITATE SIMULTANEOUS READING OF OPERANDS FROM AND WRITING OF RESULTS TO SAME VECTOR REGISTER	5349677	20-Sep-1994
C170.51	MECH/PHYS	US	INTEGRATED CIRCUIT CHIP CARRIER LID	5258576	02-Nov-1993
C171.00	CRAY	US	TWO-PIECE EDGE ZIF CONNECTOR WITH SLIDING BLOCK	4984993	15-Jan-1991
C172.00	CRAY	US	PARALLEL BOARD ZIF MODULE CONNECTOR	4911645	27-Mar-1990
C175.00	CRAY	US	METHOD AND APPARATUS FOR COOLING AN INTEGRATED CIRCUIT CHIP DURING TESTING	4982153	01-Jan-1991
C186.00	CRAY	US	SKEW-COMPENSATED CLOCK DISTRIBUTION SYSTEM	5258660	02-Nov-1993
C186.01	CRAY	US	METHOD OF ADJUSTING FOR CLOCK SKEW	5414381	09-May-1995
C186.51	CRAY	US	METHOD FOR ADJUSTING CLOCK SKEW	5467040	14-Nov-1995
C190.00	CRAY	US	APPARATUS FOR SHARING MEMORY IN A MULTIPROCESSOR SYSTEM	5142638	25-Aug-1992
C190.01	CRAY	US	METHOD FOR SHARING MEMORY IN A MULTIPROCESSOR SYSTEM	5202970	13-Apr-1993
C192.00	CRAY	US	FLEXIBLE AUTOMATED BONDING METHOD AND APPARATUS	5127570	07-Jul-1992
C193.00	CRAY	US	METHOD AND APPARATUS FOR SHARING MEMORY IN A MULTIPROCESSOR SYSTEM	5247637	21-Sep-1993
C194.00	CRAY	US	READ-WHILE-WRITE” RAM CELL	4964081	16-Oct-1990
C200.00	CRAY	US	MODULAR INPUT/OUTPUT SYSTEM FOR SUPERCOMPUTERS	5347637	13-Sep-1994

12/5/01
SGI Included Patents	Page 7 of 24

Docket #	Technology	Country	Title	Patent #	Issue Date
C203.00	CRAY	US	DISTRIBUTING SYSTEM FOR MULTI-PROCESSOR INPUT AND OUTPUT USING CHANNEL ADAPTERS	5388217	07-Feb-1995
C213.00	CRAY	US	SINGLE DISK EMULATION INTERFACE FOR AN ARRAY OF ASYNCHRONOUSLY OPERATING DISK DRIVES	5218689	08-Jun-1993
C223.00	CRAY	US	REDUCED CAPACITANCE CHIP CARRIER	5134247	28-Jul-1992
C227.00	CRAY	US	SYSTEM FOR MULTIPROCESSOR COMMUNICATION	5526487	11-Jun-1996
C231.00	CRAY	US	HIGH POWER, HIGH DENSITY INTERCONNECT METHOD AND APPARATUS FOR INTEGRATED CIRCUITS	5127986	07-Jul-1992
C231.01	CRAY	US	HIGH POWER, HIGH DENSITY INTERCONNECT METHOD AND APPARATUS FOR INTEGRATED CIRCUITS	5185502	09-Feb-1993
C232.00	MECH/PHYS	US	TWISTED WIRE JUMPER ELECTRICAL INTER-CONNECTOR AND METHOD OF MAKING	5014419	14-May-1991
C261.00	CRAY	US	DUAL CONTACT BEAM ASSEMBLY FOR AN IC TEST FIXTURE	5175496	29-Dec-1992
C276.00	CRAY	US	VECTOR BIT-MATRIX MULTIPLY FUNCTIONAL UNIT	5170370	08-Dec-1992
C286.00	CRAY	US	CAM ACTUATED ELECTRICAL CONNECTOR	4975074	04-Dec-1990
C287.00	CRAY	US	AIR JET IMPINGEMENT ON MINIATURE PIN-FIN HEAT SINKS FOR COOLING ELECTRONIC COMPONENTS AIR MANIFOLD FOR COOLING ELECTRONIC DEVICES	5083194	21-Jan-1992
C287.51	CRAY	US	AIR MANIFOLD FOR COOLING ELECTRONIC DEVICES AIR MANIFOLD FOR COOLING ELECTRONIC DEVICES	5166775	24-Nov-1992
C293.00	CRAY	US	US1: FIBER OPTIC CHANNEL EXTENDER INTERFACE METHOD AND APPARATUS US2: ***SOLD - SEE 293.01*** US3: COMMUNICATION PROTOCOL FOR TRANSFERRING INFORMATION ACROSS A SERIAL COMMUNICATION LINK	5390041	14-Feb-1995
C293.00	CRAY	US	US1: FIBER OPTIC CHANNEL EXTENDER INTERFACE METHOD AND APPARATUS US2: ***SOLD - SEE 293.01*** US3: COMMUNICATION PROTOCOL FOR TRANSFERRING INFORMATION ACROSS A SERIAL COMMUNICATION LINK	5592487	07-Jan-1997
C295.00	CRAY	US	FAULT TOLERANT NETWORKING ARCHITECTURE	5206952	27-Apr-1993
C297.00	CRAY	US	US1: METHOD OF FABRICATING METALLIZED CHIP CARRIERS FROM WAFER-SHAPED SUBSTRATES US2: METHOD OF FABRICATING METALLIZED CHIP CARRIERS FROM WAFER-SHAPED SUBSTRATES	5182420	26-Jan-1993

12/5/01
SGI Included Patents	Page 8 of 24

Docket #	Technology	Country	Title	Patent #	Issue Date
C297.00	CRAY	US	US 1: METHOD OF FABRICATING METALLIZED CHIP CARRIERS FROM WAFER-SHAPED SUBSTRATES US2: METHOD OF FABRICATING METALLIZED CHIP CARRIERS FROM WAFER-SHAPED SUBSTRATES	5358826	25-Oct-1994

C311.00	CRAY	US	ERROR RECOVERY METHOD AND APPARATUS FOR HIGH PERFORMANCE DISK DRIVES	5283791	01-Feb-1994

C326.00	CRAY	US	US1: VECTOR SHIFT FUNCTIONAL UNIT FOR SUCCESSIVELY SHIFTING OPERANDS STORED IN A VECTOR REGISTER BY CORRESPONDING SHIFT COUNTS STORED IN ANOTHER VECTOR REGISTER US2: VECTOR WORD SHIFT BY VO SHIFT COUNT IN VECTOR SUPERCOMPUTER PROCESSOR	5481746	02-Jan-1996

C326.00	CRAY	US	US1: VECTOR SHIFT FUNCTIONAL UNIT FOR SUCCESSIVELY SHIFTING OPERANDS STORED IN A VECTOR REGISTER BY CORRESPONDING SHIFT COUNTS STORED IN ANOTHER VECTOR REGISTER US2: VECTOR WORD SHIFT BY VO SHIFT COUNT IN VECTOR SUPERCOMPUTER PROCESSOR	5848286	08-Dec-1998

C326.00	CRAY	US	US1: VECTOR SHIFT FUNCTIONAL UNIT FOR SUCCESSIVELY SHIFTING OPERANDS STORED IN A VECTOR REGISTER BY CORRESPONDING SHIFT COUNTS STORED IN ANOTHER VECTOR REGISTER US2: VECTOR WORD SHIFT BY VO SHIFT COUNT IN VECTOR SUPERCOMPUTER PROCESSOR	6098162	01-Aug-2000

C331.00	CRAY	US	QUICK DISCONNECT SYSTEM FOR CIRCUIT BOARD MODULES ASSOCIATIVE SCALAR DATA CACHE WITH WRITE-THROUGH	5131859	21-Jul-1992

C338.00	CRAY	US	CAPABILITIES FOR A VECTOR PROCESSOR	5717895	10-Feb-1998

C343.00	CRAY	US	METHOD OF MANUFACTURING INTERCONNECT BUMPS	5283948	08-Feb-1994

C344.00	CRAY	US	METHOD AND APPARATUS FOR LASER MASKING OF LEAD BONDING	5194710	16-Mar-1993

12/5/01
SGI Included Patents	Page 9 of 24

Docket #	Technology	Country	Title	Patent #	Issue Date
C356.00	CRAY	US	US1: SYSTEM FOR DISTRIBUTED MULTIPROCESSOR COMMUNICATION US2: MULTIPROCESSING SYSTEM USING INDIRECT ADDRESSING TO ACCESS RESPECTIVE LOCAL SEMAPHORE REGISTERS BITS FOR SETTING THE BIT OR BRANCHING IF THE BIT IS SET	5920714	06-Jul-1999

C356.00	CRAY	US	US1: SYSTEM FOR DISTRIBUTED MULTIPROCESSOR COMMUNICATION US2: MULTIPROCESSING SYSTEM USING INDIRECT ADDRESSING TO ACCESS RESPECTIVE LOCAL SEMAPHORE REGISTERS BITS FOR SETTING THE BIT OR BRANCHING IF THE BIT IS SET	5367690	22-Nov-1994

C356.00	CRAY	US	US1: SYSTEM FOR DISTRIBUTED MULTIPROCESSOR COMMUNICATION US2: MULTIPROCESSING SYSTEM USING INDIRECT ADDRESSING TO ACCESS RESPECTIVE LOCAL SEMAPHORE REGISTERS BITS FOR SETTING THE BIT OR BRANCHING IF THE BIT IS, SET	5434970	18-Jul-1995

C357.00	CRAY	US	APPARATUS AND METHOD FOR TESTING OF NEW OPERATING SYSTEMS THROUGH PRIVILEGED INSTRUCTION TRAPPING	5371879	06-Dec-1994

C360.00	CRAY	US	REAL TIME I/O OPERATION IN A VECTOR PROCESSING COMPUTER SYSTEM BY RUNNING DESIGNATED PROCESSORS IN PRIVILEGED MODE AND BYPASS THE OPERATING SYSTEM	5390300	14-Feb-1995

C361.00	CRAY	US	MEMORY RANGE MONITORING APPARATUS FOR A MULTIPROCESSOR COMPUTER SYSTEM	5295260	15-Mar-1994

C366.00	CRAY	US	METHOD OF FABRICATING SILICON-BASED CARRIERS	5196377	23-Mar-1993

C376.00	CRAY	US	AIR DISTRIBUTION SYSTEM AND MANIFOLD FOR COOLING	5321581	14-Jun-1994

C377.01	CRAY	US	ELECTRONIC COMPONENTS US1: ***SOLD - SEE C377.00** US2: PRINTED CIRCUIT BOARD WITH COOLING MONITORING SYSTEM	5281026	25-Jan-1994

C387.00	CRAY	US	HIGH PERFORMANCE MANTISSA DIVIDER	5258944	02-Nov-1993

C401.00	CRAY	US	US1: METALLIZED CONNECTOR BLOCK US2: ***SOLD-SEE C401.01*	5211567	28-Mar-1995

12/5/01
SGI Included Patents	Page 10 of 24

Dockets	Technology	Country	Title	Patent #	Issue Date
C404.00	CRAY	US	IMPROVED SOLID STATE STORAGE DEVICE	5321697	14-Jun-1994

C425.00	CRAY	US	OPTICAL CLOCK DISTRIBUTION SYSTEM	5537498	16-Jul-1996

C434.00	CRAY	US	PARALLEL PROCESSING SYSTEM US2: PARALLEL VECTOR PROCESSING SYSTEM FOR INDIVIDUAL AND BROADCAST DISTRIBUTION OF OPERANDS AND CONTROL INFORMATION	5081573	14-Jan-1992

C434.01	CRAY	US	PARALLEL VECTOR PROCESSING SYSTEM FOR INDIVIDUAL AND BROADCAST DISTRIBUTION OF OPERANDS AND CONTROL INFORMATION	5226171	06-Jul-1993

C441.00	CRAY	US	INSTRUCTION CACHE MEMORY SYSTEM	4442488	10-Apr-1984

C442.00	CRAY	US	DIRECT-EXECUTION MICROPROGRAMMABLE MICROPROCESSOR SYSTEM	4761733	02-Aug-1988

C443.00	CRAY	US	MASSIVELY PARALLEL VECTOR PROCESSING COMPUTER	4891751	02-Jan-1990

C444.00	CRAY	US	LINEAR NEAREST NEIGHBOR INTERCONNECT BUS SYSTEM	5003508	26-Mar-1991

C452.00	CRAY	US	SYSTEM AND METHOD OF ADDRESSING DISTRIBUTED MEMORY WITHIN A MASSIVELY PARALLEL PROCESSING SYSTEM	5765181	09-Jun-1998

C465.00	CRAY	US	CONFIGURING OF NETWORKED SYSTEM TO PERMIT REPLACEMENT OF FAILED MODES AND SELECTION OF ALTERNATE PATHS	5533198	02-Jul-1996

C465.00	CRAY	US	CONFIGURING OF NETWORKED SYSTEM TO PERMIT REPLACEMENT OF FAILED MODES AND SELECTION OF ALTERNATE PATHS	5689646	18-Nov-1997

C466.00	CRAY	US	BARRIER SYNCHRONIZATION FOR DISTRIBUTED MEMORY MASSIVELY PARALLEL PROCESSING SYSTEMS	5434995	18-Jul-1995

C479.00	CRAY	US	APPARATUS FOR COOLING DAUGHTER BOARDS	5343359	30-Aug-1994

C481.00	CRAY	US	BOUNDARY SCAN TESTING USING CLOCKED SIGNAL	5487074	23-Jan-1996

C483.00	CRAY	US	MATRIX PROCESSOR SYSTEM	6282583	28-Aug-2001

C486.00	CRAY	US	MESSAGING FACILITY WITH HARDWARE TAIL POINTER AND SOFTWARE IMPLEMENTED HEAD POINTER MESSAGE QUEUE FOR DISTRIBUTED MEMORY MASSIVELY PARALLEL PROCESSING SYSTEM	5581705	03-Dec-1996

12/5/01
SGI Included Patents	Page 11 of 24

Docket #	Technology	Country	Title	Patent #	Issue Date
C505.00	CRAY	US	US1: CLUSTER ARCHITECTURE FOR A HIGHLY PARALLEL SCALAR/VECTOR MULTIPROCESSOR SYSTEM US2: INTERLEAVED MEMORY ACCESS SYSTEM HAVING VARIABLE-SIZED SEGMENTS LOGICAL ADDRESS SPACES AND MEANS FOR DIVIDING/ MAPPING PHYSICAL ADDRESS INTO HIGHER AND LOWER	5561784	01-Oct-1996

C505.00	CRAY	US	US1: CLUSTER ARCHITECTURE FOR A HIGHLY PARALLEL SCALAR/VECTOR MULTIPROCESSOR SYSTEM US2: INTERLEAVED MEMORY ACCESS SYSTEM HAVING VARIABLE-SIZED SEGMENTS LOGICAL ADDRESS SPACES AND MEANS FOR DIVIDING/ MAPPING PHYSICAL ADDRESS INTO HIGHER AND LOWER	5197130	23-Mar-1993

C506.00	CRAY	US	PACKAGING ARCHITECTURE FOR A HIGHLY PARALLEL MULTIPROCESSOR SYSTEM	5251097	05-Oct-1993

C507.00	CRAY	US	METHOD AND APPARATUS FOR MON-SEQUENTIAL RESOURCE ACCESS	5208914	04-May-1993

C508.00	CRAY	US	METHOD & APPARATUS FOR A SPECIAL PURPOSE BOOLEAN UNIT	5175862	29-Dec-1992

C509.00	CRAY	US	METHOD AND APPARATUS FOR USER SIDE SCHEDULING IN A MULTIPROCESSOR OPERATING SYSTEM PROGRAM THAT IMPLEMENTS DISTRIBUTIVE SCHEDULING OF PROCESSES	5179702	12-Jan-1993

C509.01	CRAY	US	METHOD AND APPARATUS FOR USER SIDE SCHEDULING IN A MULTIPROCESSOR OPERATING SYSTEM PROGRAM THAT IMPLEMENTS DISTRIBUTIVE SCHEDULING OF PROCESSES	6195676	27-Feb-2001

C510.00	CRAY	US	US1: SCALAR/VECTOR PROCESSOR US2: PARTITIONED ADDRESSING APPARATUS FOR VECTOR/SCALAR REGISTERS US3: PARTITIONED ADDRESSING APPARATUS FOR VECTOR/SCALAR REGISTERS	5430884	04-Jul-1995

C510.00	CRAY	US	US1: SCALAR/VECTOR PROCESSOR US2: PARTITIONED ADDRESSING APPARATUS FOR VECTOR/SCALAR REGISTERS US3: PARTITIONED ADDRESSING APPARATUS FOR VECTOR/SCALAR REGISTERS	5544337	06-Aug-1996

12/5/01
SGI Included Patents	Page 12 of 24

Docket #	Technology	Country	Title	Patent #	Issue Date
C510.00	CRAY	US	US1: SCALAR/VECTOR PROCESSOR US2: PARTITIONED ADDRESSING APPARATUS FOR VECTOR/SCALAR REGISTERS US3: PARTITIONED ADDRESSING APPARATUS FOR VECTOR/SCALAR REGISTERS	5598547	28-Jan-1997

C510.00	CRAY	US	US1: SCALAR/VECTOR PROCESSOR US2: PARTITIONED ADDRESSING APPARATUS FOR VECTOR/SCALAR REGISTERS US3: PARTITIONED ADDRESSING APPARATUS FOR VECTOR/SCALAR REGISTERS	5623650	22-Apr-1997

C510.00	CRAY	US	US1: SCALAR/VECTOR PROCESSOR US2: PARTITIONED ADDRESSING APPARATUS FOR VECTOR/SCALAR REGISTERS US3: PARTITIONED ADDRESSING APPARATUS FOR VECTOR/SCALAR REGISTERS	5640524	17-Jun-1997

C510.00	CRAY	US	US1: SCALAR/VECTOR PROCESSOR US2: PARTITIONED ADDRESSING APPARATUS FOR VECTOR/SCALAR REGISTERS US3: PARTITIONED ADDRESSING APPARATUS FOR VECTOR/SCALAR REGISTERS	5659706	19-Aug-1997

C510.00	CRAY	US	US1: SCALAR/VECTOR PROCESSOR US2: PARTITIONED ADDRESSING APPARATUS FOR VECTOR/SCALAR REGISTERS US3: PARTITIONED ADDRESSING APPARATUS FOR VECTOR/SCALAR REGISTERS	5706490	06-Jan-1998

C510.00	CRAY	US	US1: SCALAR/VECTOR PROCESSOR US2: PARTITIONED ADDRESSING APPARATUS FOR VECTOR/SCALAR REGISTERS US3: PARTITIONED ADDRESSING APPARATUS FOR VECTOR/SCALAR REGISTERS	5717881	10-Feb-1998

C510.00	CRAY	US	US1: SCALAR/VECTOR PROCESSOR US2: PARTITIONED ADDRESSING APPARATUS FOR VECTOR/SCALAR REGISTERS US3: PARTITIONED ADDRESSING APPARATUS FOR VECTOR/SCALAR REGISTERS	5745721	28-Apr-1998

12/5/01
SGI Included Patents	Page 13 of 24

Docket #	Technology	Country	Title	Patent #	Issue Date
C511.00	CRAY	US	METHOD AND APPARATUS FOR A MULTIPROCESSOR RESOURCE LOCKOUT INSTRUCTION	5499356	12-Mar-1996

C512.00	CRAY	US	DISTRIBUTED ARCHITECTURE FOR INPUT/OUTPUT FOR A MULTI- PROCESSOR SYSTEM	5168547	01-Dec-1992

C513.00	CRAY	US	CONTROL & MAINTENANCE SUBSYSTEM FOR USE WITH A MULTIPROCESS COMPUTER SYSTEM	5253359	12-Oct-1993

C514.00	CRAY	US	GLOBAL REGISTERS FOR A MULTIPROCESSOR SYSTEM	5165038	17-Nov-1992

C514.00	CRAY	US	GLOBAL REGISTERS FOR A MULTIPROCESSOR SYSTEM	5524255	04-Jun-1996

C51500	CRAY	US	METHOD AND APPARATUS FOR A MULTIPLE REQUEST TOGGLING PRIORITY SYSTEM	5168570	01-Dec-1992

C516.00	CRAY	US	DEDICATED CENTRALIZED SIGNALING MECHANISM FOR SELECTIVELY SIGNALING DEVICES IN A MULTI-PROCESSOR SYSTEM	5239629	24-Aug-1993

C517.00	CRAY	US	FAST INTERRUPT MECHANISM FOR INTERRUPTING PROCESSORS IN PARALLEL IN A MULTIPROCESSOR SYSTEM WHEREIN PROCESSORS ARE ASSIGNED PROCESS ID NUMBERS	5193187	09-Mar-1993

C518.00	CRAY	US	METHOD AND APPARATUS FOR SINGLE STEP CLOCKING ON SIGNAL PATHS LONGER THAN A CLOCK CYCLE	5055707	08-Oct-1991

C519.00	CRAY	US	COMPUTER WITH INTEGRATED HIERARCHICAL REPRESENTATION OF PROGRAM WHEREIN IHR FILE IS AVAILABLE FOR DEBUGGING AND OPTIMIZING DURING TARGET EXECUTION	5175856	29-Dec-1992

			US1: METHOD FOR OPTIMIZING INSTRUCTION SCHEDULING FOR A PROCESSOR HAVING MULTIPLE FUNCTIONAL RESOURCES

C520.00	CRAY	US	US2: METHOD FOR INSERTING A PATH INSTRUCTION DURING COMPILATION OF COMPUTER PROGRAMS FOR PROCESSORS HAVING MULTIPLE FUNCTIONAL UNITS	5202975	13-Apr-1993

C520.01	CRAY	US	METHOD FOR INSERTING A PATH INSTRUCTION DURING COMPILATION OF COMPUTER PROGRAMS FOR PROCESSORS HAVING MULTIPLE FUNCTIONAL UNITS	5307478	26-Apr-1994

C521.00	COMPILER DESIGN	US	METHOD FOR REPRESENTING SCALAR DATA DEPENDENCIES FOR AN OPTIMIZING COMPILER	5107418	21-Apr-1992

C522.00	CRAY	US	MINIATURE CONTROLLED-IMPEDANCE TRANSMISSION LINE CABLE AND METHOD OF MANUFACTURE	5015800	14-May-1991

12/5/01
SGI Included Patents	Page 14 of 24

Docket #	Technology	Country	Title	Patent #	Issue Date

C523.00	CRAY	US	METHOD FOR EFFICIENT NON-VIRTUAL MAIN MEMORY MANAGEMENT	5159678	27-OCt-1992

C524.00	CRAY	US	MULTILAYER INTERCONNECT SYSTEM FOR AN AREA ARRAY INTERCONNECTION USING SOLID STATE DIFFUSION	5276955	11-Jan-1994

C525.00	CRAY	US	METHOD & APPARATUS FOR SEPARATE MARK AND WAIT INSTRUCTIONS FOR PROCESSORS HAVING MULTIPLE PORTS	5381536	10-Jan-1995

C526.00	CRAY	US	TRANSMISSION LINE WITH FLUID PERMEABLE JACKET METHOD AND APPARATUS FOR A UNIFIED PARALLEL	5142100	25-Aug-1992

C527.00	CRAY	US	PROCESSING ARCHITECTURE	5428803	27-Jun-1995

C527.01	CRAY	US	EXTENDIBLE CLOCK MECHANISM CLOCK DISTRIBUTION APPARATUS AND PROCESS	5625831	29-Apr-1997

C528.00	CRAY	US	PARTICULARLY USEFUL IN MULTIPROCESSOR SYSTEMS DUAL LEVEL SCHEDULING OF PROCESS TO MULTIPLE PARALLEL REGIONS OF A MULTITHREADED PROGRAM ON A TIGHTLY	5293626	08-Mar-1994

C529.00	CRAY	US	COUPLED MULTIPROCESSOR COMPUTER SYSTEM SYSTEM HAVING INTEGRATED DISPATCHER FOR SELF- SCHEDULING PROCESSORS TO EXECUTE MULTIPLE TYPES OF	5339415	16-Aug-1994

C530.00	CRAY	US	PROCESSORS	5452452	19-Sep-1995

C531.00	COMPILER DESIGN	US	VECTORED LR PARSING OF COMPUTER PROGRAMS	5193192	09-Mar-1993

C532.00	CRAY	US	RESPONDING TO SERVICE REQUESTS USING MINIMAL SYSTEM- SIDE CONTEXT IN A MULTIPROCESSOR ENVIRONMENT	5390329	14-Feb-1995

C533.00	CRAY	US	SYSTEM FOR COMMUNICATING AMONG AMONG PROCESSORS HAVING DIFFERENT SPEEDS	5202988	13-Apr-1993

C534.00	COMPILER DESIGN	US	GRAPHICAL DISPLAY OF COMPILER-GENERATED INTERMEDIATE DATABASE REPRESENTATION	5187789	16-Feb-1993

C535.00	CRAY	US	CLOCK PULSE MEASURING AND DESKEWING SYSTEM AND PROCESS	5329188	12-Jul-1994

C536.00	CRAY	US	CLOCK STARTUP STABILIZATION FOR COMPUTER SYSTEMS VERTICAL SEMICONDUCTOR INTERCONNECTION METHOD AND	5355397	11-OCt-1994

C537.00	CRAY	US	STRUCTURE	5041903	20-Aug-1991

C540.00	CRAY	US	REPETITIVE SIGNAL DETECTOR FOR PREVENTING THERMAL RUNAWAY	5418481	23-May-1995

12/5/01
SGI Included Patents	Page 15 of 24

Docket	Technology	Country	Title	Patent #	Issue Date

C544.00	CRAY	US	VIRTUAL TO LOGICAL TO PHYSICAL ADDRESS TRANSLATION FOR DISTRIBUTED MEMORY MASSIVELY PARALLEL PROCESSING SYSTEMS	5784706	21-Jul-1998

C546.00	CRAY	US	US1: MULTIPROCESSOR COMPUTER SYSTEM WITH INTERLEAVED PROCESSING ELEMENT NODES US2: NETWORKED MULTIPROCESSOR SYSTEM WITH GLOBAL DISTRIBUTED MEMORY AND BLOCK TRANSFER ENGINE	5583990	10-Dec-1996

C546.00	CRAY	US	US1: MULTIPROCESSOR COMPUTER SYSTEM WITH INTERLEAVED PROCESSING ELEMENT NODES US2: NETWORKED MULTIPROCESSOR SYSTEM WITH GLOBAL DISTRIBUTED MEMORY AND BLOCK TRANSFER ENGINE	5737628	07-Apr-1998

C546.00	CRAY	US	US1: MULTIPROCESSOR COMPUTER SYSTEM WITH INTERLEAVED PROCESSING ELEMENT NODES US2: NETWORKED MULTIPROCESSOR SYSTEM WITH GLOBAL DISTRIBUTED MEMORY AND BLOCK TRANSFER ENGINE	5797035	18-Aug-1998

C549.00	CRAY	US	APPARATUS AND METHOD FOR TESTING USING A CLOCKED TEST ACCESS PORT CONTROLLER FOR LEVEL SENSITIVE SCAN DESIGNS	6173428	09-Jan-2001

C550.00	CRAY	US	CONFIGURABLE SPARE MEMORY CHIPS	5392292	21-Feb-1995

C553.00	CRAY	US	RECURSIVE ADDRESS CENTRIFUGE FOR DISTRIBUTED MEMORY MASSIVELY PARALLEL PROCESSING SYSTEMS	5696922	09-Dec-1997

C553.00	CRAY	US	RECURSIVE ADDRESS CENTRIFUGE FOR DISTRIBUTED MEMORY MASSIVELY PARALLEL PROCESSING SYSTEMS	6119198	12-Sep-2000

C554.00	CRAY	US	SYNCHRONIZED STEREOSCOPIC DISPLAY SYSTEM METHOD FOR COMPILING LOOPS HAVING RECURSIVE EQUATIONS BY DETECTING AND CORRECTING RECURRING	5245319	14-Sep-1993

C556.00	CRAY	US	DATA POINTS BEFORE STORING THE RESULT TO MEMORY	5247696	21-Sep-1993

C557.00	CRAY	US	METHODS FOR EFFICIENT DISTRIBUTION OF PARALLEL TASKS TO SLAVE PROCESSES IN A MULTIPROCESSING SYSTEM	5257372	26-Oct-1993

C559.00	COMPILER DESIGN	US	OPTIMIZATION OF ALTERNATE LOOP EXITS	5361354	01-Nov-1994

12/5/01
SGI Included Patents	Page 16 of 24

Docket #	Technology	Country	Title	Patent #	Issue Date

C563.00	CRAY	US	METHOD FOR USE IN DESIGNING AN ARBITRARILY SHAPED OBJECT	5453934	26-Sep-1995
C565.00	CRAY	US	METHOD OF MANAGING DISTRIBUTED MEMORY WITHIN A MASSIVELY PARALLEL PROCESSING SYSTEM	5566321	15-Oct-1996
C567.00	CRAY	US	METHOD AND APPARATUS FOR LOCKING SHARED MEMORY LOCATIONS IN MULTIPROCESSING SYSTEMS	5535365	09-Jul-1996
C568.00	CRAY	US	METHOD FOR THE DYNAMIC ALLOCATION OF PAGE SIZES IN VIRTUAL MEMORY	5802341	01-Sep-1998
C569.00	CRAY	US	METHOD FOR THE DYNAMIC ALLOCATION OF ARRAY SIZES IN A MULTIPROCESSOR SYSTEM	5586325	17-Dec-1996
C571.00	COMPILER DESIGN	US	OUTER LOOP VECTORIZATION	5802375	01-Sep-1998
C576.00	CRAY	US	ARRAY ADDRESS AND LOOP ALIGNMENT CALCULATIONS	6128639	03-Oct-2000
C577.00	CRAY	US	METHOD AND APPARATUS FOR REMOVING POWER-OF-TWO RESTRICTIONS ON DISTRIBUTED ADDRESSING	5900023	04-May-1999
C580.00	CRAY	US	BARRIER AND EUREKA SYNCHRONIZATION ARCHITECTURE FOR MULTIPROCESSORS	5721921	24-Feb-1998
C581.00	CRAY	US	US1: USING EXTERNAL REGISTERS TO EXTEND MEMORY REFERENCE CAPABILITIES OF A MICROPROCESSOR US2: METHOD OF HANDLING ARBITRARY SIZE MESSAGE QUEUES IN WHICH A MESSAGE IS WRITTEN INTO AN ALIGNED BLOCK OF EXTERNAL REGISTERS WITHIN A PLURALITY OF EXTERNAL REGI	5835925	10-Nov-1998
C581.00	CRAY	US	US1: USING EXTERNAL REGISTERS TO EXTEND MEMORY REFERENCE CAPABILITIES OF A MICROPROCESSOR US2: METHOD OF HANDLING ARBITRARY SIZE MESSAGE QUEUES IN WHICH A MESSAGE IS WRITTEN INTO AN ALIGNED BLOCK OF EXTERNAL REGISTERS WITHIN A PLURALITY OF EXTERNAL REGI	6029212	22-Feb-2000
C582.00	CRAY	US	STREAM BUFFERS FOR HIGH-PERFORMANCE COMPUTER MEMORY SYSTEMS	5761706	02-Jun-1998
C583.00	CRAY	US	ADAPTIVE ROUTING MECHANISM FOR TORUS INTERCONNECTION NETWORK	5701416	23-Dec-1997
C586.00	CRAY	US	SYSTEM FOR RANDOMLY MODIFYING VIRTUAL CHANNEL ALLOCATION AND ACCEPTING THE RANDOM MODIFICATION BASED ON THE COST FUNCTION	5659796	19-Aug-1997

12/5/01
SGI Included Patents	Page 17 of 24

Docket #	Technology	Country	Title	Patent #	Issue Date
C588.00	CRAY	US	TRANSPARENT RELOCATION OF REAL MEMORY ADDRESSES IN THE MAIN MEMORY OF A DATA PROCESSOR	5765198	09-Jun-1998
C593.00	CRAY	US	SYSTEM AND METHOD FOR DENSITY TIME VECTOR CONDITIONAL OPERATIONS	5940625	17-Aug-1999
0597.00	CRAY	US	DAUGHTER CARD ASSEMBLY	5761043	02-Jun-1998
C598.00	CRAY	US	MESSAGING IN DISTRIBUTED MEMORY MULTIPROCESSING SYSTEM HAVING SHELL CIRCUITRY FOR ATOMIC CONTROL OF MESSAGE STORAGE QUEUE’S TAIL POINTER STRUCTURE IN LOCAL MEMORY	5841973	24-Nov-1998
C600.00	CRAY	US	MASSIVELY PARALLEL PROCESSING SYSTEM USING TWO DATA PATHS: ONE CONNECTING ROUTER CIRCUIT TO THE INTERCONNECT NETWORK AND THE OTHER CONNECTING ROUTER CIRCUIT TO I/O CONTROLLER	5864738	26-Jan-1999
C601.00	CRAY	US	VIRTUAL MAINTENANCE NETWORK IN MULTIPROCESSING SYSTEM HAVING A NON-FLOW CONTROLLED VIRTUAL MAINTENANCE CHANNEL	6055618	25-Apr-2000
			SYSTEM FOR ARBITRATING PACKETIZED DATA FROM THE NETWORK TO THE PERIPHERAL RESOURCES AND PRIORITIZING
C605.00	CRAY	US	THE DISPATCHING OF PACKETS ONTO THE NETWORK	5761534	02-Jun-1998
C608.00 ;	CRAY	US	COOLING APPROACH FOR HIGH POWER INTEGRATED CIRCUITS MOUNTED ON PRINTED CIRCUIT BOARDS	5768104	16-Jun-1998
C610.00	CRAY	US	US1: COOLING CAP METHOD AND APPARATUS FOR TAB PACKAGED INTEGRATED CIRCUITS US2:	5805418	08-Sep-1998
C610.00	CRAY	US	COOLING CAP METHOD AND APPARATUS FOR TAB PACKAGED INTEGRATED CIRCUITS US2:	5963428	05-Oct-1999
C611.00	CRAY	US	METHOD AND APPARATUS FOR ADJUSTING THE POWER SUPPLY VOLTAGE PROVIDED TO MICROPROCESSORS	5694028	02-Dec-1997
C612.00	CRAY	US	RECONFIGURABLE RING-BASED NETWORK SYSTEM	6233704	15-May-2001
C614.00	CRAY	US	ADAPTIVE CONGESTION CONTROL MECHANISM FOR MODULAR COMPUTER NETWORKS	5748900	05-May-1998
C614.00	CRAY	US	ADAPTIVE CONGESTION CONTROL MECHANISM FOR MODULAR COMPUTER NETWORKS	5958017	28-Sep-1999

12/5/01
SGI Included Patents	Page 18 of 24

Docket #	Technology	Country	Title	Patent #	Issue Date
C617.00	T3E	US	METHOD AND APPARATUS FOR COOLING DAUGHTER CARD MODULES	5801924	01-Sep-1998
C622.00	CRAY	US	RAID SYSTEM USING I/O BUFFER SEGMENT TO TEMPORARY STORE STRIPED AND PARITY DATA AND CONNECTING ALL DISK	5862313	19-Jan-1999
C623.00	CRAY	US	DRIVES VIA A SINGLE TIME MULTIPLEXED NETWORK	5805788	08-Sep-1998
C626.00	CRAY	US	RAID-5 PARITY GENERATION AND DATA RECONSTRUCTION DEMATEABLE, COMPLIANT AREA ARRAY INTERCONNECT	6142789	07-Nov-2000
C627.00	CRAY	US	DIAMOND-BASED TRANSFORMERS AND POWER CONVERTERS	6181231B1	30-Jan-2001
C629.00	CRAY	US	LARGE AREA, MULTI-DEVICE HEAT PIPE FOR STACKED MCM-BASED SYSTEMS	6055157	25-Apr-2000
C632.00	CRAY	US	ADAPTIVE BANDWIDTH SHARING	6205119	20-Mar-2001
C635.00	CRAY	US	SYSTEM AND METHOD FOR STACKING OF INTEGRATED CIRCUIT PACKAGES	6172874	09-Jan-2001
C636.00	CRAY	US	THE FABRICATION OF TEST LOGIC FOR LEVEL SENSITIVE SCAN ON A CIRCUIT	6092226	18-Jul-2000
C637.00	CRAY	US	EMBEDDING A DIGITAL SIGNATURE IN A VIDEO SEQUENCE	5960081	28-Sep-1999
C638.00	CRAY	US	POROUS METAL HEAT SINK	6018459	25-Jan-2000
C642.00	CRAY	US	SERIALIZED, RACE-FREE VIRTUAL BARRIER NETWORK	6085303	04-Jul-2000
C643.00	CRAY	US	HYBRID HYPERCUBE/TORUS ARCHITECTURE	6230252B1	08-May-2001
C644.00	CRAY	US	ROUTER TABLE LOOKUP MECHANISM	5970232	19-Oct-1999
C646.00	CRAY	US	SYSTEM AND METHOD FOR FAST BARRIER SYNCHRONIZATION	6216174	10-Apr-2001
C648.00	CRAY	US	DISTRIBUTED VECTOR ARCHITECTURE	5946496	31-Aug-1999
C649.00	CRAY	US	STOP ALIGN LATERAL MODULE TO MODULE INTERCONNECT	6116915	12-Sep-2000
C659.00	CRAY	US	INTERLEAVING MEMORY IN DISTRIBUTED VECTOR ARCHITECTURE MULTIPROCESSOR SYSTEM	5913069	15-Jun-1999
C663.00	CRAY	US	MESSAGE BUFFERING FOR A COMPUTER-BASED NETWORK	6256677	03-Jul-2001
C680.00	CRAY	US	PRECISE DETECTION OF ERRORS USING HARDWARE WATCHPOINT MECHANISM	5987626	16-Nov-1999
C689.00	CRAY	US	EIGEN-MODE ENCODING OF SIGNALS IN A DATA GROUP	6226330B1	01-May-2001
C700.00	CRAY	US	VIRTUAL CHANNEL ASSIGNMENT IN LARGE TORUS SYSTEMS	6101181	08-Aug-2000
C704.00	CRAY	US	HIGH PERFORMANCE GAS COOLING SYSTEM AND METHOD	6167947	02-Jan-2001
0405.00		US	COMPRESSION AND DECOMPRESSION SCHEME PERFORMED ON SHARED WORKSTATION MEMORY BY MEDIA COPROCESSOR	5768445	16-Jun-1998

12/5/01
SGI Included Patents	Page 19 of 24

Docket #	Technology	Country	Title	Patent #	Issue Date
0407.00		US	CIRCUIT TO SEPARATE AND COMBINE COLOR SPACE COMPONENT DATA OF A VIDEO IMAGE	5835729	10-Nov-1998
0408.00		US	DIRECT MEMORY ACCESS APPARATUS FOR TRANSFERRING A BLOCK OF DATA HAVING DISCONTINUOUS ADDRESSES USING AN ADDRESS CALCULATING CIRCUIT	6108722	22-Aug-2000
0411.00		US	A METHOD AND SYSTEM FOR AN EFFICIENT USER MODE CACHE MANIPULATION USING A SIMULATED INSTRUCTION	6049866	11-Apr-2000
0414.00		US	A GUARANTEED BANDWIDTH ALLOCATION METHOD IN A COMPUTER SYSTEM FOR INPUT/OUTPUT DATA TRANSFERS	5784569	21-Jul-1998
0415.00		US	PACKETIZED DATA TRANSMISSIONS IN A SWITCHED ROUTER ARCHITECTURE	6282195	28-Aug-2001
0416.00		US	HIGH BANDWIDTH PCI TO PACKET SWITCHED ROUTER BRIDGE HAVING MINIMIZED MEMORY LATENCY	5915104	22-Jun-1999
0418.00		US	SYNCHRONIZATION INFRASTRUCTURE FOR USE IN A COMPUTER SYSTEM	5764965	09-Jun-1998
0422.00		US	METHOD AND SYSTEM FOR SIMULTANEOUS HIGH BANDWIDTH INPUT OUTPUT	5991824	23-Nov-1999
0448.00		US	SYSTEM FOR COMMUNICATIONS WHERE FIRST PRIORITY DATA TRANSFER IS NOT DISTURBED BY SECOND PRIORITY DATA TRANSFER AND WHERE ALLOCATED BANDWIDTH IS REMOVED WHEN PROCESS TERMINATES ABNORMALLY	5909594	01-Jun-1999
0493.00		US	NETWORK REQUEST DISTRIBUTION BASED ON STATIC RULES AND DYNAMIC PERFORMANCE DATA	6173322B1	09-Jan-2001
0514.00		US	METHOD AND SYSTEM FOR DECODING DATA ENCODED IN A VARIABLE LENGTH CODE WORD	6219457B1	17-Apr-2001
0515.00		US	IMPROVED HOT-PLUG POWER SUPPLY FOR HIGH-AVAILABILITY COMPUTER SYSTEMS	6044424	28-Mar-2000
0557.00		US	SYSTEM AND METHOD FOR CODING COLORS AND STORING COMPENSATION FACTORS USED IN COLOR SPACE CONVERSION	5995655	30-Nov-1999
0569.00		US	SYSTEM AND METHOD FOR PERFORMING HIGH-PRECISION MULTI-CHANNEL BLENDING USING MULTIPLE BLENDING PASSES	6100899	08-Aug-2000
0591.00		US	HASHED DIRECT-MAPPED TEXTURE CACHE	6233647B1	15-May-2001

12/5/01
SGI Included Patents	Page 20 of 24

Docket #	Technology	Country	Title	Patent #	Issue Date
			AUTOMATIC FRAME ACCUMULATOR
1201.00		US	***acquired from Intergraph acquisition 9/8/00***	5977965	02-Nov-1999

0154.00	COMPILER DESIGN	US	SYSTEM AND METHOD FOR CONDITIONALLY COMPILING A SOFTWARE COMPILATION UNIT	5692196	25-Nov-1997

0007.0151	COMPUTER SYS ARCH	US	BUS CONTROL SYSTEM FOR ARBITRATING REQUESTS WITH PREDETERMINED ON/OFF TIME LIMITATIONS	5193193	09-Mar-1993

0007.51	COMPUTER SYS ARCH	US	SYNCHRONIZED DRAM CONTROL APPARATUS USING TWO DIFFERENT CLOCK RATES	5179667	12-Jan-1993

0032.00	COMPUTER SYS ARCH	US	AN IMPROVED METHOD AND APPARATUS FOR CLOCKING IN A COMPUTER SYSTEM	5495596	27-Feb-1996

0051.00	COMPUTER SYS ARCH	US	APPARATUS AND METHOD FOR DETECTING THE ACTIVITIES OF A PLURALITY PROCESSORS ON A SHARED BUS	5423008	06-Jun-1995

0104.00	COMPUTER SYS ARCH	US	HIGH MEMORY CAPACITY DRAM SIMM	5272644	21-Dec-1993

0190.00	COMPUTER SYS ARCH	US	HIERARCHICAL FAT HYPERCUBE ARCHITECTURE FOR PARALLEL PROCESSING SYSTEMS	5669008	16-Sep-1997

0192.00	COMPUTERSYS ARCH	US	DIRECTORY-BASED COHERENCE PROTOCOL ALLOWING EFFICIENT DROPPING OF CLEAN-EXCLUSIVE DATA	5680576	21-Oct-1997

0197.00	COMPUTER SYS ARCH	US	PROCESSOR-INCLUSIVE MEMORY MODULE	5710733	20-Jan-1998

0197.01	COMPUTER SYS ARCH	US	PROCESSOR-INCLUSIVE MEMORY MODULE	5999437	07-Dec-1999

0200.00	COMPUTER SYS ARCH	US	DISTRIBUTED GLOBAL CLOCK SYSTEM	5822381	13-Oct-1998

0201.00	COMPUTER SYS ARCH	US	PROGRAMMABLE, DISTRIBUTED NETWORK ROUTING	5721819	24-Feb-1998

0202.51	COMPUTER SYS ARCH	US	APPARATUS AND METHOD FOR PAGE MIGRATION IN A NON-UNIFORM MEMORY ACCESS (NUMA) SYSTEM	5727150	10-Mar-1998

0203.01	COMPUTER SYS ARCH	US	SYSTEM AND METHOD FOR MAINTAINING COHERENCY OF VIRTUAL-TO-PHYSICAL MEMORY TRANSLATIONS IN A MULTIPROCESSOR COMPUTER	6182195	30-Jan-2001

0204.00	COMPUTER SYS ARCH	US	CACHE COHERENCY USING FLEXIBLE DIRECTORY BIT VECTORS	5634110	27-May-1997

12/5/01
SGI Included Patents	Page 21 of 24

Pocket #	Technology ;	Country	Title	Patent #	Issue Date
0205.00	COMPUTER SYS ARCH	US	SYSTEM AND METHOD FOR THE SYNCHRONOUS TRANSMISSION OF DATA IN A COMMUNICATION NETWORK UTILIZING A SOURCE CLOCK SIGNAL TO LATCH SERIAL DATA INTO FIRST REGISTERS AND A HANDSHAKE SIGNAL TO LATCH PARALLEL DATA INTO SECOND REGISTERS	5768529	16-Jun-1998

0206.51	COMPUTER SYS ARCH	US	SYSTEM AND METHOD FOR INPUT/OUTPUT FLOW CONTROL IN A MULTIPROCESSOR COMPUTER SYSTEM	5974456	26-Oct-1999

0207.51	COMPUTER SYS ARCH	US	HIGH MEMORY CAPACITY DIMM WITH DATA AND STATE MEMORY	5790447	04-Aug-1998

0207.52	COMPUTER SYS ARCH	US	HIGH MEMORY CAPACITY DIMM WITH DATA AND STATE MEMORY	6049476	11-Apr-2000

0210.00	COMPUTER SYS ARCH	US	RAID SYSTEM WITH FIBER CHANNEL ARBITRATED LOOP	5812754	22-Sep-1998

0235.51	COMPUTER SYS ARCH	US	DIMM PAIR WITH DATA MEMORY AND STATE MEMORY	5686730	11-Nov-1997

0239.00	COMPUTER SYS ARCH	US	ACKNOWLEDGE TRIGGERED FORWARDING OF EXTERNAL BLOCK DATA RESPONSES IN A MULTIPROCESSOR	5832306	03-Nov-1998

0240.00	COMPUTER SYS ARCH	US	SYSTEM AND METHOD FOR UNCACHED STORE BUFFERING IN A MICROPROCESSOR	5963981	05-Oct-1999

0404.00	COMPUTER SYS ARCH	US	INSTRUCTION METHODS FOR PERFORMING DATA FORMATTING WHILE MOVING DATA BETWEEN MEMORY AND A VECTOR REGISTER FILE	5812147	22-Sep-1998

0460.00	COMPUTER SYS ARCH	US	METHOD, SYSTEM AND COMPUTER PROGRAM PRODUCT FOR DYNAMICALLY ALLOCATING LARGE MEMORY PAGES OF DIFFERENT SIZES	6182089B1	30-Jan-2001

0461.00	COMPUTER SYS ARCH	US	METHOD, SYSTEM AND COMPUTER PROGRAM PRODUCT FOR VIRTUAL MEMORY SUPPORT FOR MANAGING TRANSLATION LOOK-ASIDE BUFFERS WITH MULTIPLE PAGE SIZE SUPPORT	6112285	29-Aug-2000

0469.00	COMPUTER SYS ARCH	US	METHOD, SYSTEM AND COMPUTER PROGRAM PRODUCT FOR PROFILING THREAD VIRTUAL MEMORY ACCESS	5974536	26-Oct-1999

0541.00	COMPUTER SYS ARCH	US	MEDIA CO-PROCESSOR WITH GRAPHICS, VIDEO AND AUDIO TASKS PARTITIONED BY TIME DIVISION MULTIPLEXING	6275239	14-Aug-2001

0558.00	COMPUTER SYS ARCH	US	DISTRIBUTED CONTROL AND SYNCHRONIZATION OF MULTIPLE DATA PROCESSORS USING FLEXIBLE COMMAND QUEUES	6055579	25-Apr-2000

12/5/01
SGI Included Patents	Page 22 of 24

Dockets #	Technology	Country	Title	Patent #	Issue Date
0563.00	COMPUTER SYS ARCH	US	METHOD AND SYSTEM FOR EFFICIENT CONTEXT SWITCHING IN A COMPUTER GRAPHICS SYSTEM	6208361	27-Mar-2001

0602.00	COMPUTER SYS ARCH	US	INTEGRAL ACTUATOR FOR A PRINTED CIRCUIT BOARD	5967825	19-Oct-1999

0660.00	COMPUTER SYS ARCH	US	QUANTUM ACCELERATION OF CONVENTIONAL NON-QUANTUM COMPUTERS	6081882	27-Jun-2000

0711.00	COMPUTER SYS ARCH	US	MEMORY SYSTEM WITH MULTIPLE ADDRESSING AND CONTROL BUSSES	5870325	09-Feb-1999

0711.51	COMPUTER SYS ARCH	US	MEMORY SYSTEM WITH ADDRESSING AND CONTROL BUSSES	6078515	20-Jun-2000

0784.00	COMPUTER SYS ARCH	US	ADVANCED BOOT SEQUENCE FOR AN X86 COMPUTER SYSTEM THAT MAINTAINS EXPANSION CARD DEVICE COMPATIBILITY	6126731	03-Oct-2000

0794.00	COMPUTER SYS ARCH	US	MEMORY SYSTEM WITH SWITCHING FOR DATA ISOLATION	6115278	05-Sep-2000

0794.01	COMPUTER SYS ARCH	US	MEMORY SYSTEM WITH SWITCHING FOR DATA ISOLATION	6215686	10-Apr-2001

0979.00	COMPUTER SYS ARCH	US	CONFIGURABLE SYNCHRONIZER FOR DOUBLE DATA RATE SYNCHRONOUS DYNAMIC RANDOM ACCESS MEMORY	6279073	21-Aug-2001

0103.0152	SYSTEMS SOFTWARE	US	METHOD, SYSTEM AND COMPUTER PROGRAM PRODUCT FOR NAVIGATING THROUGH PARTIAL HIERARCHIES	6111578	29-Aug-2000

0103.0153	SYSTEMS SOFTWARE	US	METHOD, SYSTEM AND COMPUTER PROGRAM PRODUCT FOR MAPPING BETWEEN AN OVERVIEW AND A PARTIAL HIERARCHY	6259451	10-Jul-2001

0105.00	SYSTEMS SOFTWARE	US	A SYSTEM AND METHOD FOR FAIR ARBITRATION ON A MULTI-DOMAIN MULTIPROCESSOR BUS	5509125	16-Apr-1996

0106.00	SYSTEMS SOFTWARE	US	A SYSTEM AND METHOD OF IMPLEMENTING READ RESOURCES TO MAINTAIN CACHE COHERENCY IN A MULTIPROCESSOR ENVIRONMENT PERMITTING SPLIT TRANSACTIONS	5504874	02-Apr-1996

0106.51	SYSTEMS SOFTWARE	US	SYSTEM AND METHOD OF IMPLEMENTING READ RESOURCES IN A MULTIPROCESSOR ENVIRONMENT	5664151	02-Sep-1997

0218.00	SYSTEMS SOFTWARE	US	SYSTEM AND METHOD FOR COORDINATING COMMUNICATION BETWEEN LAYERS OF A LAYERED COMMUNICATION SYSTEM	5784567	21-Jul-1998

12/5/01
SGI Included Patents	Page 23 of 24

Docket #	Technology	Country	Title	Patent #	Issue Date
0228.00	SYSTEMS SOFTWARE	US	OPERATING SYSTEM HAVING A MECHANISM FOR HANDLING A GROUP OF RELATED PROCESSES RESIDING ON SEPARATE MACHINES	6279028	21-Aug-2001

0280.00	SYSTEMS SOFTWARE	US	SCAN CHAIN FOR SHIFTING THE STATE OF A PROCESSOR INTO MEMORY AT A SPECIFIED POINT DURING SYSTEM OPERATION FOR TESTING PURPOSES	5671235	23-Sep-1997

0412.00	SYSTEMS SOFTWARE	US	METHOD AND APPARATUS FOR ADDRESS SPACE TRANSLATION USING A TLB	5815686	29-Sep-1998

0459.00	SYSTEMS SOFTWARE	US	LOW-LATENCY REAL-TIME DISPATCHING IN GENERAL PURPOSE MULTIPROCESSOR SYSTEMS	5928322	27-Jul-1999

0462.00	SYSTEMS SOFTWARE	US	METHOD, SYSTEM AND COMPUTER PROGRAM PRODUCT FOR MANAGING MEMORY IN A NON-UNIFORM MEMORY ACCESS SYSTEM	6289424	11-Sep-2001

0464.00	SYSTEMS SOFTWARE	US	SYSTEM, METHOD AND COMPUTER PROGRAM PRODUCT FOR PAGE SHARING BETWEEN FAULT-ISOLATED CELLS IN A DISTRIBUTED SHARED MEMORY SYSTEM	6148379	14-Nov-2000

0465.00	SYSTEMS SOFTWARE	US	SYSTEM, METHOD AND COMPUTER PROGRAM PRODUCT FOR ORGANIZING PAGE CACHES	6115790	05-Sep-2000

0467.00	SYSTEMS SOFTWARE	US	SYSTEM, METHOD AND COMPUTER PROGRAM PRODUCT FOR DYNAMICALLY SIZING HASH TABLES	5960434	28-Sep-1999

0468.00	SYSTEMS SOFTWARE	US	METHOD, SYSTEM AND COMPUTER PROGRAM PRODUCT FOR ALLOCATING PHYSICAL MEMORY IN A DISTRIBUTED SHARED MEMORY NETWORK	6249802	19-Jun-2001

0472.00	SYSTEMS SOFTWARE	US	REVERSE MAPPING PAGE FRAME DATA STRUCTURES TO PAGE TABLE ENTRIES (AS AMENDED)	6112286	29-Aug-2000

0502.00	SYSTEMS SOFTWARE	US	METHOD, SYSTEM AND COMPUTER PROGRAM PRODUCT FOR PAGE REPLICATION IN A NON-UNIFORM MEMORY ACCESS SYSTEM	6167437	26-Dec-2000

0518.00	SYSTEMS SOFTWARE	US	RESUMPTION OF A PREEMPTED NON-PRIVILEGED THREAD WITH NO KERNEL INTERVENTION	5872963	16-Feb-1999

0532.00	SYSTEMS SOFTWARE	US	SYSTEM AND METHOD FOR MAINTAINING TRANSLATION LOOK- ASIDE BUFFER (TLB) CONSISTENCY	6105113	15-Aug-2000

0778.00	SYSTEMS SOFTWARE	US	METHOD FOR EFFICIENT TRANSLATION OF MEMORY ADDRESSES IN COMPUTER SYSTEMS	6223270	24-Apr-2001

12/5/01
SGI Included Patents	Page 24 of 24

Included Trademarks

Filed Trademarks owned by SGI in the United States	Schedule A

Trademark Name:	Country	Status	Application No:	Filing Date:	Registration No:	Reg. Date:	Classes:	Goods
CHALLENGE	US	Registered	74/352514	26-Jan-1993	1896812	30-May-1995	9	Computer hardware, computer servers, computer workstations comprising a central processing unit, disk drive and/or CD-ROM drive, keyboard, monitor, mouse, and other computer peripherals, computer software programs relating to the operation of computer workstations and computer servers, and Instructional manuals therefor sold as a unit.

COBALT	US	Filed	75/634597	03-Feb-1999			9	Application-specific Integrated circuits (ASICs) and graphics products for use in advanced computer graphics workstations.

FAILSAFE	US	Registered	76/279586	03-Jul-2001	2743739	29-Jul-2003	9	Computer hardware and software for monitoring, diagnosing, and repairing servers, computer applications and computer networks with minimal interruption in service.

GEOMETRY ENGINE	US	Registered	73/587920	14-Mar-1986	1441075	02-Jun-1987	9	Integrated circuits and user manuals supplied therewith.

IMAGE VISION LIBRARY	US	Registered	74/168496	17-May-1991	1798517	12-Oct-1993	9	Computer programs for use by computer programmers to allow the creation of other computer programs for creating and processing images.

INDIGO	US	Registered	74/136537	05-Feb-1991	1783257	20-Jul-1993	9	Computer hardware; computer peripherals; namely, computer monitors, computer disk ; drives, computer keyboards, computer mouses; and computer workstations comprised of these same goods, in class 9

INFINITE REALITY	US	Registered	75/049218	19-Jan-1996	2095910	09-Sep-1997	9	Computer hardware, namely computer graphics subsystems, and instructional manuals sold therefor sold as a unit therewith.

IRIS	US	Registered	72/352782	02-Mar-1970	929992	29-Feb-1972	9	Computers and calculating apparatus as well as peripherals therefor.

IRIS FAILSAFE	US	Filed	76/279589	03-Jul-2001			9	Computer hardware and software for monitoring, diagnosing, and repairing servers, computer applications and computer networks with minimal interruption in service.

lRIX	US	Registered	75/212191	13-Dec-1996	2127113	06-Jan-1998	9	Computer software, namely, operating system software, and instructional manuals sold therewith

MAYA	US	Registered	75/155039	23-Aug-l996	2241792	27-Apr-1999	9	Computer software for use in creating, rendering, executing and displaying animation, visual effects, video and computer games, and digital media content, and instructional manuals ; therefor sold a$ a unit therewith.

NUMAFLEX	US	Filed	76/110858	15-Aug-2000			9	Computer hardware and software related to memory architectures for computer systems.

NUMALINK	US	Filed	76/110851	15-Aug-2000			9	Computer hardware and software related to memory architectures for computer systems.

O2	US	Registered	75/168580	19-Sep-1996	2231093	09-Mar-1999	9	Computer hardware and computer operating system software, and instructional manuals therefor sold as a unit therewith in class 9

OCTANE	US	Registered	75/214146	13-Dec-1996	2168514	23-Jun-1998	9	Computer hardware and instructional manuals therefor sold as a unit therewith.

ONYX	US	Registered	74/352513	26-Jan-1993	1935775	14-Nov-1995	9	Computer hardware, namely computer graphics workstations for use in advanced technical computing comprising a central processing unit, disk drive and/or cd-rom drive, keyboard, monitor, mouse, and other computer peripherals, and Instructional manuals therefor.

ONYX2	US	Registered	75/158864	30-Aug-1996	2269387	10-Aug-1999	9	Computer hardware, namely, computer graphics workstations for use in advanced technical computing comprising a central processing unit, disk drive and/or cd-rom drive, keyboard, monitor, mouse, and other computer peripherals, and instructional manuals therefor sold as a unit therewith.

OPENGL	US	Registered	74/457527	12-Nov-1993	1861701	08-Nov-1994	9	Computer software in the nature of an application programming interface and subroutine interpreter for the purpose of creating, rendering, conveying and displaying two-dimensional; and three-dimensional color computer graphics images and documentation and instruction manuals sold as a unit therewith.

Filed Trademarks owned by SGI in the United States

Trademark Name.	Country	States	Application No:	Filing Date:	Registration No:	Reg. Date:	Classes:	Goods:
OPENGL LOGO	US	Registered	175/916455	11-Feb-2000	2756592	26-Aug-2003	9 16 35 42	09: Computer software namely, application programming Interfaces and subroutine Interpreters for the purpose of creating, rendering, conveying and displaying two-dimensional and three-dimensional computer graphics images, graphics primitives and utility programs, graphics libraries for the creation and development of hardware-Independent computer graphics applications and 2d and 3d user interfaces; user and Instructions manuals In electronic form sold as a unit therewith.
								16: Printed matter, namely, newspapers, newsletters, periodicals, books, instructional or teaching materials relating to the use, operation, specification and maintenance of computer hardware and software; user and instruction manuals, other than those in electronic form relating to the use, operation, specification and maintenance of computer hardware and
								35: Licensing of technology and computer hardware and software to others for corporation into the products of third parties, computer peripheral, video cassette recorders, video tape recorders, video receiver, video monitors, photographic projectors, movie projectors, slide projectors.
								42: Research and development of computer technology, hardware and computer code products for others; consultation services relating to instruction set architectures, processor architectures and programming models, computer technology, computer hardware and computer code products; design services for others in the field of computer technology, computer hardware and computer code products; computer code conversion for others in the development, design, modeling, simulation, compiling, de-bugging, verification, construction and interfacing of hardware and code, and computer code descriptive of hardware design; computer services, namely, providing information via electronic networks, Including the global computer network, in the fields of technology, computer hardware and computer code, intellectual property licensing, instruction set architectures, processor architectures, programming models, integrated circuits, chips, semiconductors, chipsets , electrical and electronic equipment, microprocessors, microprocessor cores, macro cells, microcontrollers, application software and operation system software; maintenance and/or repair of computer technology, computer software and computer code software products for others
OPENMl	US	Filed	76/037014	28-Apr-2000	2576637	04-Jun-2002	9	Computer software in the nature of an application programming interface for the purpose of sending, receiving, operating on and Interacting with digital media data, and services related to the research and development, Implementation, maintenance and support of computer software and application programming Interfaces.
ORIGIN	US	Registered	75/158865	30-Aug-1996	2498533	16-Oct-2001	9	Computer hardware and Instructional manuals therefor sold as a unit therewith.
ORIGIN200	US	Registered	75/161678	06-Sep-1996	2425413	30-Jan-2001	9	Computer servers and Instructional manuals therefor sold as a unit therewith.
REALITY CENTER	US	Filed	75/983314	13-May-1999			9	09: Computer-based visual simulation, presentation and interaction systems, namely, computer hardware and software, projection displays, input controllers and peripherals that allow participants to interact with real-time, multi-dimensional environments
REALITY CENTER	US	Registered	75/044756	17-Jan-1996	2621592	17-Sep-2002	9	Multi-projector display systems comprised of two or more computer controlled projectors, photographic projectors, slide projectors and/or movie projectors arrayed in a seamless electronic display.
REALITY CENTER	US	Filed	75/706196	13-May-1999			41 42

41: Educational services, namely, providing training operation of computer-based visual simulation, presentation and interaction systems

42: Design, construction, Installation, assembly and operation services for others, namely, ‘ providing others with facilities for computer-based visual simulation, presentation and interaction systems.

REALITY MONSTER	US	Registered	75/173429	27-Sep-1996	2220789	26-]an-1999	9	Computer hardware and instructional manuals therefor sold as a unit therewith.

Filed Trademarks owned by SGI in the United States

Trademark Name:	Country	Status	Application No:	Filing Date:.	Registration No:	Reg. Date:	Classes:	Goods:
SGI	US	Registered	75/574897	22-Oct-1998	2517897	11-Dec-2001	9	Computer systems comprised of computer workstations comprised of computers, computer hardware, and computer peripherals; super computers, servers, computer and video monitors, keyboards, mice, cd-rom drives, disk drives, graphics computer hardware, application-specific integrated circuits (asics), network interface cards and adapters; computer software, namely, operating system software and computer software used for operating personal computers, computer workstations comprised of computers, computer hardware, and computer peripherals; personal digital assistants, super computers, servers, computer and video monitors; computer software used to create video games; and application programming interfaces, namely, computer hardware and software featuring sets of routines, protocols and tools for developing computer software; excluding lottery and gaming applications
SGI (STYLIZED HALF LETTERS)	US	Registered	75/702640	04-May-l999	2579277	11-Jun-2002	9	Computer systems comprised of computer workstations comprised of computers, computer hardware, and computer peripherals; supercomputers, servers, computer and video monitors, keyboards, mice, cd-rom drives, disk drives, graphics computer hardware, application-specific integrated circuits (aslcs), network interface cards and adapters; computer software, namely, operating system software and computer software used for operating personal computers, computer workstations comprised of computers, computer hardware, and computer peripherals; personal digital assistants, supercomputers, servers, computer and video monitors; computer software used to create video games; and application programming interfaces, namely computer hardware and software featuring sets of routines, protocols and tools for developing computer software, excluding lottery and gaming applications.
SGI (STYLIZED)	US	Registered	75/609926	18-Dec-1998	2517956	11-Dec-2001	9	Computer systems comprised of computer workstations comprised of computers, computer hardware, and computer peripherals; supercomputers, servers, computer and video monitors, keyboards, mice, cd-rom drives, disk drives, graphics computer hardware, application-specific integrated circuits (asics), network interface cards and adapters; computer software, namely, operating system software and computer software used for operating personal computers, computer workstations comprised of computers, computer ; hardware, and computer peripherals; personal digital assistants, supercomputers, servers, computer and video monitors; computer software used to create video games; and application programming interfaces, namely, computer hardware and software featuring sets of routines, protocols and tools for developing computer software; excluding lottery and gaming applications.
SILICON GRAPHICS	US	Registered	73/587922	14-Mar-1986	1519576	10-Jan-1989	9	Computer systems comprising some or all of the following; integrated circuits, output displays, input units, computer operating programs and computer programs for conceptual design analysis and simulation of three dimensional objects in color graphics and instructional manuals sold therewith, and printed circuit boards, and parts for all of the aforegoing, in class 9.
SILICON GRAPHIC & 3D CUBE LOGO	US	Registered	73/694562	09-Nov-1987	15056S9	27-Sep-1988	9	Computer systems comprising some or all of the following; integrated circuits, output displays, input units, computer operating programs and computer programs for conceptual design analysis and simulation of three dimensional objects in color graphics and instructional manuals sold therewith, and printed circuit boards, and parts for all of the forgoing.
SILICON GRAPHICS 3D CUBE LOGO	US	Registered	73/587923	14-Mar-1986	1439837	19-May-1987	9	Computer systems comprising some or all of the following integrated circuits, output displays, input units, computer programs, and instructional manuals supplied therewith printed circuit boards; parts and fittings for all the foregoing.
STUDIOZ	US	Registered	75738203	30-Oct-1997	2268333	10-Aug-1999	9	Computerized units for interactive computer graphic imaging and instruction manuals packaged therewith.
SUPERSERVER	US	Registered	73/643665	09-Feb-1987	1455094	01-Sep-1987	9	Mini supercomputers.

Filed Trademarks owned by SGI in the United States

Trademark Name:	Country	Status	Application No:	Filling Date:	Registration No:	Reg. Date:	Classes:	Goods:

UPSAFE	US	Registered	175/912147	07-Feb-2000	2663825	17-Dec-2002	9 42	09: computer hardware and software for supporting and maintaining the operation of computer systems and networks; computer systems, comprised of computer software, servers, cpus, memory storage units, monitors and modems. 42: computer systems analysis; support, maintenance and up-dating of computer software.

VIZUAL WORKSTATION (STYLIZED)	US	Registered	175/813510	0l-Oct-1999	2391558	03-Oct-2000	9	Computer workstations, comprising computers with a central processing unit for creating and supporting computer graphics and video.

WEBFORCE	US	Registered	174/635831	17-Feb-1995	2005201	01-Oct-1996	9	Computer hardware, namely computer workstations and servers, computer software, namely applications programs for use in hypertext and hypermedia communications, and in creating, displaying, communicating, retrieving, viewing and storing data across wide area and local area networks, peripheral equipment, namely disk drives and graphics subsystems, and instructional manuals therefor sold as a unit therewith.

Schedule 5.16B

Excluded Copyrights

Schedule B

U.S. Copyright Registrations Listed with “Silicon Graphics, Ltd.” as Owner

TITLE	REGISTRATION NUMBER	REGISTRATION DATE	OWNER/S

MAYA	TX4787524	17-Nov-1998	Alias Wavefront, a division of Silicon Graphics, Ltd

MAYA 2.0	TX5222346	23-Jan-2001	Alias Wavefront, a division of Silicon Graphics, Ltd

MAYA 2.5	TX5222347	23-Jan-2001	Alias Wavefront, a division of Silicon Graphics, Ltd

MAYA 2.5.2	TX5222345	23-Jan-2001	Alias Wavefront, a division of Silicon Graphics, Ltd

MAYA 3.0	TX5222344	23-Jan-2001	Alias Wavefront, a division of Silicon Graphics, Ltd

Excluded Patents

Schedule B

Dockets #	Technology	Country	Title	Patent #	Issue Date

0103.0151	APPLICATION SOFTWARE	US	METHOD, SYSTEM AND COMPUTER PROGRAM PRODUCT FOR VISUALIZING DATA USING PARTIAL HIERARCHIES	6137499	24-Oct-2000

0255.00	APPLICATION SOFTWARE	US	SYSTEM AND METHOD FOR A COMPUTER-BASED DYNAMIC INFORMATION CLIPPING SERVICE	5649186	15-Jul-1997

0281.00	APPLICATION SOFTWARE	US	SYNCHRONIZED, INTERACTIVE PLAYBACK OF DIGITAL MOVIES ACROSS A NETWORK	5808662	15-Sep-1998

0289.00	APPLICATION SOFTWARE	US	SYSTEM AND METHOD FOR USING DEPENDENCY GRAPHS FOR THE CONTROL OF A GRAPHICS CREATION PROCESS	5808625	15-Sep-1998

0289.51	APPLICATION SOFTWARE	US	SYSTEM AND METHOD FOR USING DEPENDENCY GRAPHS FOR THE CONTROL OF A GRAPHICS CREATION PROCESS	5929864	27-Jul-1999

0294.00	APPLICATION SOFTWARE	US	GENERAL PURPOSE WEB ANNOTATIONS WITHOUT MODIFYING BROWSER	6081829	27-Jun-2000

0295.00	APPLICATION SOFTWARE	US	METHOD AND APPARATUS FOR PUBLISHING DOCUMENTS IN A HYPERTEXTUAL NETWORK ENVIRONMENT	5890170	30-Mar-1999

0303.00	APPLICATION SOFTWARE	US	DATABASE-INDEPENDENT, SCALABLE, OBJECT-ORIENTED ARCHITECTURE AND API FOR MANAGING DIGITAL MULTIMEDIA ASSETS	6181336	30-Jan-2001

0311.00	APPLICATION SOFTWARE	US	METHOD FOR SIMULATING HAIR USING PARTICLE EMISSIONS	5777619	07-Jul-1998

0330.51	APPLICATION SOFTWARE	US	ANALYTIC MOTION BLUR COVERAGE IN THE GENERATION OF COMPUTER GRAPHICS IMAGERY	6211882 B1	03-Apr-2001

0361.00	APPLICATION SOFTWARE	US	MANIPULATION OF GRAPHIC STRUCTURES USING INVERSE KINEMATICS	5847716	08-Dec-1998

0373.00	APPLICATION SOFTWARE	US	BROWSER DRIVEN USER INTERFACE TO A MEDIA ASSET DATABASE	5893110	06-Apr-1999

0379.00	APPLICATION SOFTWARE	US	WEB-SITE DELIVERY	6096096	01-Aug-2000

0380.00	APPLICATION SOFTWARE	US	METHOD, SYSTEM AND COMPUTER PROGRAM FOR VISUALLY APPROXIMATING SCATTERED DATA	5861891	19-Jan-1999

0380.51	APPLICATION SOFTWARE	US	INTERPOLATION BETWEEN RELATIONAL TABLES FOR PURPOSES OF ANIMATING A DATA VISUALIZATION	6034697	07-Mar-2000

0384.00	APPLICATION SOFTWARE	US	MANIPULATION OF BRANCHING GRAPHIC STRUCTURES USING INVERSE KINEMATICS	5889528	30-Mar-1999

0388.00	APPLICATION SOFTWARE	US	METHOD, SYSTEM AND COMPUTER PROGRAM PRODUCT FOR UPDATING TEXTURE WITH OVERSCAN	6037948	14-Mar-2000

0390.00	APPLICATION SOFTWARE	US	CURVES AND SURFACES MODELING BASED ON A CLOUD OF POINTS	6253164	26-Jun-2001

12/5/01
SGI Excluded Patents	Page 1 of 12

Dockets	Technology	Country	Title	Patent #	Issue Date

0393.00	APPLICATION SOFTWARE	US	AUTOMATIC GENERATION OF TRANSITIONS BETWEEN MOTION CYCLES IN AN ANIMATION	5999195	07-Dec-1999

0397.00	APPLICATION SOFTWARE	US	METHOD OF CREATING AND EDITING A WEB SITE IN A CLIENT- SERVER ENVIRONMENT USING CUSTOMIZABLE TEMPLATES	6026433	15-Feb-2000

0402.00	APPLICATION SOFTWARE	US	WEB SURVEY TOOL BUILDER AND RESULT COMPILER	6189029	13-Feb-2001

0429.00	APPLICATION SOFTWARE	US	METHOD, SYSTEM, AND COMPUTER PROGRAM PRODUCT FOR VISUALIZING AN EVIDENCE CLASSIFIER	5930803	27-Jul-1999

0471.00	APPLICATION SOFTWARE	US	METHOD, SYSTEM AND COMPUTER PROGRAM PRODUCT FOR VISUALIZING A DECISION TREE CLASSIFIER	6278464	21-Aug-2001

0480.00	APPLICATION SOFTWARE	US	BAYES RULE BASED AND DECISION TREE HYBRID CLASSIFIER	6182058	30-Jan-2001

0481.00	APPLICATION SOFTWARE	US	SYSTEM AND METHOD FOR SELECTION OF IMPORTANT ATTRIBUTES	6026399	15-Feb-2000

0482.00	APPLICATION SOFTWARE	US	EDITING A SURFACE	6130673	10-Oct-2000

0519.00	APPLICATION SOFTWARE	US	CURVE GENERATION FOR COMPUTER GRAPHICS	6268871	31-Jul-2001

0524.00	APPLICATION SOFTWARE	US	METHOD, SYSTEM AND COMPUTER PROGRAM PRODUCT FOR COMPUTING HISTOGRAM AGGREGATIONS	5960435	28-Sep-1999

0574.00	APPLICATION SOFTWARE	US	SYSTEM AND METHOD FOR GENERATING PLANAR MAPS OF THREE-DIMENSIONAL SURFACES	6232980 B1	15-May-2001

0679.00	APPLICATION SOFTWARE	US	METHOD AND APPARATUS FOR GEOMETRIC MODEL DEFORMATION USING WIRES	6204860	20-Mar-2001

0021.00	DIGITAL MEDIA	US	DIGITAL FILTERING FOR LENTICULAR PRINTING	5311329	10-May-1994

0021.51	DIGITAL MEDIA	US	DIGITAL FILTERING FOR LENTICULAR PRINTING	5438429	01-Aug-1995

0107.00	DIGITAL MEDIA	US	FLOW CONTROL SYSTEM HAVING A COUNTER IN TRANSMITTER FOR DECREMENTING AND INCREMENTING BASED UPON TRANSMITTING AND RECEIVED MESSAGE SIZE RESPECTIVELY FOR INDICATING FREE SPACE IN RECEIVER	5604866	18-Feb-1997

0126.00	DIGITAL MEDIA	US	VIDEO CAMERA USED WITH PERSONAL COMPUTER	D365585	26-Dec-1995

0149.00	DIGITAL MEDIA	US	ROTATING SAMPLE OF VIDEO IMAGES	5506624	09-Apr-1996

12/5/01
SGI Excluded Patents	Page 2 of 12

Dockets	Technology	Country	Title	Patent #	Issue Date

0212.00	DIGITAL MEDIA	US	SYSTEM AND METHOD FOR SAVING STATE INFORMATION IN AN INTERACTIVE TELEVISION SYSTEM	5835717	10-Nov-1998

0213.00	DIGITAL MEDIA	US	SYSTEM AND METHOD FOR MEDIA STREAM SYNCHRONIZATION WITH A BASE ATOM INDEX FILE AND AN AUXILIARY ATOM INDEX FILE	5751280	12-May-1998

0214.00	DIGITAL MEDIA	US	SYSTEM & METHOD USING COVER BUNDLES TO PROVIDE IMMEDIATE FEEDBACK TO A USER IN AN INTERACTIVE TELEVISION ENVIRONMENT	5802284	01-Sep-1998

0221.00	DIGITAL MEDIA	US	SYSTEM AND METHOD FOR THE SCALING OF IMAGE STREAMS THAT USE MOTION VECTORS	6075906	13-Jun-2000

0248.51	DIGITAL MEDIA	US	SYSTEM AND METHOD FOR COMBINING MULTIPLE VIDEO STREAMS ** original disclosure was 638.00 **	6147695	14-Nov-2000

0293.00	DIGITAL MEDIA	US	APPARATUS AND METHOD FOR ERROR CONCEALMENT IN AN AUDIO STREAM	5943347	24-Aug-1999

0432.00	DIGITAL MEDIA	US	HIGH PERFORMANCE PLAYER FOR DISTRIBUTED, TIME-BASED MEDIA *** See 934.00 and 935.00 for CIPs***	6005600	21-Dec-1999

0586.00	DIGITAL MEDIA	US	A VIDEO FRAME DETECTOR READILY ADAPTABLE TO VIDEO SIGNAL FORMATS WITHOUT MANUAL PROGRAMMING AND METHOD FOR SAME	6160589	12-Dec-2000

0001.00	GRAPHICS	US	PIXEL MAPPING APPARATUS FOR COLOR GRAPHICS DISPLAY	4772881	20-Sep-1988

0002.5151	GRAPHICS	US	METHOD AND APPARATUS FOR CLEARING A REGION OF Z-BUFFER	5038297	06-Aug-1991

0004.51	GRAPHICS	US	CLOCK SWITCHING CIRCUIT FOR ASYNCHRONOUS CLOCKS OF GRAPHICS GENERATION APPARATUS	5197126	23-Mar-1993

0005.00	GRAPHICS	US	DUAL CLOCK SHIFT REGISTER	4771279	13-Sep-1988

0006.00	GRAPHICS	US	METHOD FOR UPDATING PIPELINED SINGLE PORT Z-BUFFER BY SEGMENTS ON A SCAN LINE	4951232	21-Aug-1990

0008.00	GRAPHICS	US	INTERLEAVED PIPELINE PARALLEL PROCESSING ARCHITECTURE	4789927	06-Dec-1988

0010.51	GRAPHICS	US	METHOD FOR FORMING A COMPUTER MODEL FROM AN INTERSECTION OF A CUTTING SURFACE WITH A BOUNDED VOLUME	5113490	12-May-1992

0011.00	GRAPHICS	US	METHOD AND APPARATUS FOR PAINTING ON A COMPUTER	5182548	26-Jan-1993

0012.00	GRAPHICS	US	GRAPHICS PROCESSOR WITH STAGGERED MEMORY TIMING	4991110	05-Feb-1991

0012.51	GRAPHICS	US	GRAPHICS PROCESSOR WITH STAGGERED MEMORY TIMING	5129059	07-Jul-1992

12/5/01
SGI Excluded Patents	Page 3 of 12

Docket#	Technology	Country	Title	Patent #	Issue Date
0017.51	GRAPHICS	US	METHOD AND APPARATUS FOR PRODUCING A VISUALLY IMPROVED IMAGE IN A COMPUTER SYSTEM	5193145	09-Mar 1993

0024.51	GRAPHICS	US	INTEGRATED APPARATUS FOR DISPLAYING A PLURALITY OF MODES OF COLOR INFORMATION ON A COMPUTER OUTPUT DISPLAY	5847700	08-Dec-1998

0026.00	GRAPHICS	US	VIDEO TIMING AND DISPLAY ID GENERATOR	5371518	06-Dec-1994

0026.0151	GRAPHICS	US	METHOD AND APPARATUS FOR GENERATING DISPLAY IDENTIFICATION INFORMATION	5621432	15-Apr-1997

0027.00	GRAPHICS	US	EFFICIENT GRAPHICS PROCESS FOR CLIPPING POLYGONS	5051737	24-Sep-1991

0028.00	GRAPHICS	US	APPARATUS AND METHOD FOR CONTROLLING STORAGE OF DISPLAY INFORMATION IN A COMPUTER SYSTEM	5266941	30-Nov-1993

0028.51	GRAPHICS	US	APPARATUS AND METHOD FOR CONTROLLING STORAGE OF DISPLAY INFORMATION IN A COMPUTER SYSTEM	5394170	28-Feb-1995

0031.52	GRAPHICS	US	GRAPHICAL REPRESENTION OF COMPUTER NETWORK TOPOLOGY AND ACTIVITY	5768552	16-Jun-1998

0034.51	GRAPHICS	US	GRAPHICS MEMORY APPARATUS AND METHOD	5585824	17-Dec-1996

0634.5151	GRAPHICS	US	GRAPHICS MEMORY APPARATUS AND METHOD	5818433	06-Oct-1998

0035.51	GRAPHICS	US	Z-SUBDIVISION FOR IMPROVED TEXTURE MAPPING	5307450	26-Apr-1994

0036.00	GRAPHICS	US	TEXTURE RANGE CONTROLS FOR IMPROVED TEXTURE MAPPING	5230039	20-Jul-1993

0037.00	GRAPHICS	US	METHOD FOR SCAN CONVERTING SHADED TRIANGULAR POLYGONS	5343558	30-Aug-1994

0037.01	GRAPHICS	US	METHOD FOR DISPLAY RENDERING BY DETERMINING THE COVERAGE OF PIXELS IN POLYGONS	5347618	13-Sep-1994

0039.00	GRAPHICS	US	HIGH SPEED CURSOR GENERATION APPARATUS	5345252	06-Sep-1994

0040.00	GRAPHICS	US	METHOD AND APPARATUS FOR ACCOMPLISHING Z-BUFFERING BY PREDICTION	5265199	23-Nov-1993

0044.00	GRAPHICS	US	AN APPARATUS AND METHOD FOR INTEGRATING TEXTURE MEMORY AND INTERPOLATION LOGIC IN A COMPUTER SYSTEM	5548709	20-Aug-1996

0044.51	GRAPHICS	US	APPARATUS AND METHOD FOR INTEGRATING TEXTURE MEMORY AND INTERPOLATION LOGIC IN A COMPUTER SYSTEM	5706481	06-Jan-1998

0045.51	GRAPHICS	US	ANTIALIASED IMAGING WITH IMPROVED PIXEL SUPERSAMPLING	5684939	04-Nov-1997

0045.52	GRAPHICS	US	ANTIALIASED IMAGING WITH IMPROVED PIXEL SUPER SAMPLING	6072500	06-Jun-2000

12/5/01
SGI Excluded Patents	Page 4 of 12

Docket #	Technology	Country	Title	Patent #	Issue Date

0046.00	GRAPHICS	US	METHOD AND APPARATUS FOR ANTIALIASING RASTER SCANNED IMAGES	5581680	03-Dec-1996

0047.00	GRAPHICS	US	METHOD FOR DESIGNING CURVED SHAPES FOR USE BY A COMPUTER	5636338	03-Jun-1997

0092.00	GRAPHICS	US	METHOD AND APPARATUS FOR RENDERING VOLUMETRIC IMAGES	5515484	07-May-1996

0093.00	GRAPHICS	US	APPARATUS AND METHOD FOR GENERATING POINT SAMPLE MASKS IN A GRAPHICS DISPLAY SYSTEM	5369739	29-Nov-1994

0094.00	GRAPHICS	US	PROCESSOR-BASED METHOD FOR RASTERIZING POLYGONS AT AN ARBITRARY PRECISION	5528737	18-Jun-1996

0095.51	GRAPHICS	US	A METHOD AND APPARATUS FOR PROJECTIVE TEXTURE MAPPING RENDERED FROM ARBITRARILY POSITIONED AND ORIENTED LIGHT SOURCE(AS AMENDED)	5805782	08-Sep-1998

0096.51	GRAPHICS	US	APPARATUS AND METHOD FOR HANDLING DATA TRANSFER BETWEEN A GENERAL PURPOSE COMPUTER AND A COOPERATING PROCESSOR	5682554	28-Oct-1997

0097.00	GRAPHICS	US	SYSTEM FOR ACCESSING GRAPHIC DATA IN A SIMD PROCESSING ENVIRONMENT	5457779	10-Oct-1995

0097.51	GRAPHICS	US	APPARATUS FOR EFFICIENTLY ACCESSING GRAPHIC DATA FOR RENDERING ON A DISPLAY	5671401	23-Sep-1997

0098.51	GRAPHICS	US	A METHOD AND APPARATUS FOR SHADOW GENERATION THROUGH DEPTH MAPPING	5742749	21-Apr-1998

0099.00	GRAPHICS	US	A SYSTEM AND METHOD OF GENERATING INTERACTIVE COMPUTER GRAPHIC IMAGES INCORPORATING THREE DIMENSIONAL TEXTURES	5490240	06-Feb-1996

0100.00	GRAPHICS	US	SYSTEM AND METHOD FOR SHARPENING TEXTURE IMAGERY IN COMPUTER GENERATED INTERACTIVE GRAPHICS	5438654	01-Aug-1995

0118.00	GRAPHICS	US	PROGRAMMABLE VIDEO OUTPUT FORMAT GENERATOR	5455627	03-Oct-1995

0122.00	GRAPHICS	US	A SYSTEM AND METHOD FOR ADDING DETAIL TO TEXTURES IMAGERY IN COMPUTER GENERATED INTERACTIVE GRAPHICS	5471572	28-Nov-1995

0134.00	GRAPHICS	US	A METHOD & APPARATUS FOR GENERATING REFLECTION VECTORS WHICH CAN BE UNNORMALIZED AND FOR USING THESE REFLECTION VECTORS TO INDEX LOCATIONS ON AN ENVIRONMENT MAP	5704024	30-Dec-1997

0135.00	GRAPHICS	US	AN EFFICIENT ALGORITHM FOR COMPUTING TEXTURE COORDINATES FOR LINES & POLYGONS	5649082	15-Jul-1997

12/5/01
SGI Excluded Patents	Page 5 of 12

Docket #	Technology	Country	Title	Patent #	Issue Date

0137.00	GRAPHICS	US	METHOD AND APPARATUS FOR ANTIALIASING RASTER SCANNED, POLYGONAL SHAPED IMAGES	5528738	18-Jun-1996

0148.00	GRAPHICS	US	A SYSTEM & METHOD OF PERFORMING TOMOGRAPHIC RECONSTRUCTION & VOLUME RENDERING USING TEXTURE MAPPING	6002738	14-Dec-1999

0149.01	GRAPHICS	US	METHOD FOR SAMPLING A UNIFORM SPATIALLY-DISTRIBUTED SEQUENCE OF PIXELS IN A BLOCK (AS AMENDED)	5619597	08-Apr-1997

0152.00	GRAPHICS	US	A COMPUTER GRAPHICS SYSTEM FOR RENDERING IMAGES USING FULL SPECTRAL ILLUMINATION DATA	5710876	20-Jan-1998

0176.00	GRAPHICS	US	HIGH PERFORMANCE SINUSOIDAL HEAT SINK REMOVAL FROM ELECTRONIC EQUIPMENT	5709263	20-Jan-1998

0183.00	GRAPHICS	US	OPTICAL SYSTEM FOR SINGLE CAMERA STEREO VIDEO	5835133	10-Nov-1998

0186.00	GRAPHICS	US	PROGRAMMABLE VIDEO FRAME DETECTOR	5608461	04-Mar-1997

0198.00	GRAPHICS	US	IMPROVED DRAM FOR TEXTURE MAPPING	5703810	30-Dec-1997

0199.00	GRAPHICS	US	TEXTURE MAPPING CIRCUIT FOR PERFORMING DATA INTERPOLATIONS	5943058	24-Aug-1999

0224 00	GRAPHICS	US	ANTIALIASING OF SILHOUETTE EDGES	5742277	21-Apr-1998

0231.51	GRAPHICS	US	SYSTEM AND METHOD FOR ANTIALIASING OF TEXTURE EDGES	5982939	09-Nov-1999

0233.00	GRAPHICS	US	COMPUTER GRAPHICS SYSTEM AND METHOD FOR TEXTURE MAPPING USING TRIANGULAR INTERPOLATION	5844567	01-Dec-1998

0236.00	GRAPHICS	US	APPARATUS AND METHOD FOR SELECTIVELY STORING DEPTH INFORMATION OF A 3-D IMAGE	5819017	06-Oct-1998

0241.00	GRAPHICS	US	A METHOD AND APPARATUS FOR SUPERSAMPLING BASED ON THE LOCAL RATE OF CHANGE IN TEXTURE	5877771	02-Mar-1999

0242.00	GRAPHICS	US	A METHOD AND APPARATUS FOR PROVIDING TEXTURE USING A SELECTED PORTION OF A TEXTURE MIP-MAP	5760783	02-Jun-1998

0248.00	GRAPHICS	US	SYSTEM AND METHOD FOR GENERATING AND DISPLAYING COMPLEX GRAPHIC IMAGES AT A CONSTANT FRAME RATE (AMENDED)	5889529	30-Mar-1999

0249.00	GRAPHICS	US	SYSTEM AND METHOD FOR COLOR SPACE CONVERSION	5818613	06-Oct-1998

0256.00	GRAPHICS	US	APPARATUS AND METHOD FOR ACCELERATED TILED DATA RETRIEVAL	5736988	07-Apr-1998

0260.00	GRAPHICS	US	HIERARCHICAL DISPLAY LIST PROCESSING IN GRAPHICS DATA RETRIEVAL SYSTEM	5657479	12-Aug-1997

12/5/01
SGI Excluded Patents	Page 6 of 12

Docket #	Technology	Country	Title	Patent #	Issue Date
0262.00	GRAPHICS	US	OUTPUT PIN FOR SELECTIVELY OUTPUTTING ONE OF A PLURALITY OF SIGNALS INTERNAL TO A SEMICONDUCTOR CHIP ACCORDING TO A PROGRAMMABLE REGISTER FOR DIAGNOSTICS	5717695	10-Feb-1998

0266.00	GRAPHICS	US	COMPUTER GRAPHICS SILHOUETTE LOAD MANAGEMENT	5936626	10-Aug-1999

0267.00	GRAPHICS	US	SYSTEM AND METHOD FOR CREATING VISUAL IMAGES OF AIRCRAFT WAKE VORTICES	5845874	08-Dec-1998

0290.00	GRAPHICS	US	VOLUME-BASED FREE-FORM DEFORMATION WEIGHTING	5796400	18-Aug-1998

0291.00	GRAPHICS	US	SYSTEM AND METHOD FOR DEFORMING OBJECTS USING DELTA FREE-FORM DEFORMATION	5818452	06-Oct-1998

0299.00	GRAPHICS	US	RESTORATION FILTER FOR TRUNCATED PIXELS	5699079	16-Dec-1997

0300.00	GRAPHICS	US	SYSTEM AND METHOD FOR MERGING PIXEL FRAGMENTS BASED ON DEPTH RANGE VALUES	5854631	29-Dec-1998

0301.00	GRAPHICS	US	HIGH PERFORMANCE LOW COST VIDEO GAME SYSTEM WITH COPROCESSOR PROVIDING HIGH SPEED EFFICIENT 3D GRAPHICS AND DIGITAL AUDIO SIGNAL PROCESSING	6166748	26-Dec-2000

0301.51	GRAPHICS	US	HIGH PERFORMANCE LOW COST VIDEO GAME SYSTEM WITH COPROCESSOR PROVIDING HIGH SPEED EFFICIENT 3D GRAPHICS AND DIGITAL AUDIO SIGNAL PROCESSING	6239810 B1	29-May-2001

0316.00	GRAPHICS	US	METHOD FOR RENDERING SILHOUETTE AND TRUE EDGES OF 3-D LINE DRAWINGS WITH OCCLUSION	6226003	01-May-2001

0319.00	GRAPHICS	US	SYSTEM AND METHOD FOR GENERATING HAIR USING TEXTURED FUZZY SEGMENTS IN A COMPUTER GRAPHICS SYSTEM	5764233	09-Jun-1998

0324.51	GRAPHICS	US	SYSTEM AND METHOD TO EFFICIENTLY REPRESENT ALIASES AND INDIRECT MEMORY OPERATIONS IN STATIC SINGLE ASSIGNMENT FORM DURING COMPILATION	6131189	10-Oct-2000

0325.00	GRAPHICS	US	SYSTEM AND METHOD FOR COLOR SPACE CONVERSION USING AN EXTENDED COLOR SPACE	5946113	31-Aug-1999

0325.51	GRAPHICS	US	SYSTEM AND METHOD FOR COLOR SPACE CONVERSION USING AN EXTENDED COLOR SPACE	6147772	14-Nov-2000

0330.00	GRAPHICS	US	ANALYTIC MOTION BLUR COVERAGE IN THE GENERATION OF COMPUTER GRAPHICS IMAGERY	5809219	15-Sep-1998

0334.00	GRAPHICS	US	SYSTEM AND COMPUTER-BASED METHOD FOR CREATING REAL- TIME MIRROR REFLECTIONS	5831620	03-Nov-1998

0335.00	GRAPHICS	US	SYSTEM AND METHOD FOR BUFFERING MULTIPLE FRAMES WHILE CONTROLLING LATENCY	5933155	03-Aug-1999

12/5/01
SGI Included Patents	Page 7 of 12

Docket #	Technology	Country	Title	Patent #	Issue Date
0335.51	GRAPHICS	US	SYSTEM AND METHOD FOR BUFFERING MULTIPLE FRAMES WHILE CONTROLLING LATENCY	6075543	13-Jun-2000

0342.00	GRAPHICS	US	COMPUTATIONAL LOW-COST ANTI-ALIASED BRESENHAM LINE ALGORITHM	5815162	29-Sep-1998

0378.00	GRAPHICS	US	MULTI-PURPOSE HIGH RESOLUTION DISTORTION CORRECTION	6249289 B1	19-Jun-2001

0394.00	GRAPHICS	US	METHOD, SYSTEM AND COMPUTER PROGRAM PRODUCT FOR BUMP MAPPING IN TANGENT SPACE	5949424	07-Sep-1999

0394.51	GRAPHICS	US	METHOD, SYSTEM AND COMPUTER PROGRAM PRODUCT FOR SHADING	5880736	09-Mar-1999

0394.52	GRAPHICS	US	METHOD SYSTEM AND COMPUTER PROGRAM PRODUCT FOR SHADING	6163319	19-Dec-2000

0403.00	GRAPHICS	US	UNIFIED MEMORY COMPUTER ARCHITECTURE WITH DYNAMIC GRAPHICS MEMORY ALLOCATION	6104417	15-Aug-2000

0417.00	GRAPHICS	US	UPSTREAM SITUATED APPARATUS AND METHOD WITHIN A COMPUTER SYSTEM FOR CONTROLLING DATA FLOW TO A DOWNSTREAM SITUATED INPUT/OUTPUT UNIT	6154794	28-Nov-2000

0423.00	GRAPHICS	US	A METHOD AND SYSTEM FOR EFFICIENTLY DRAWING SUBDIVISION SURFACES FOR 3D GRAPHICS	6078331	20-Jun-2000

0431.00	GRAPHICS	US	REAL-TIME LIGHTING ALGORITHM USING 3D TEXTURE MAPPING	6078332	20-Jun-2000

0455.00	GRAPHICS	US	A METHOD AND SYSTEM FOR REAL TIME ILLUMINATION OF COMPUTER GENERATED IMAGES	6175367	16-Jan-2001

0475.00	GRAPHICS	US	A SYSTEM AND METHOD FOR STORING AND ACCESSING DATA REPRESENTATIVE OF AN OBJECT IN VARIOUS LEVELS-OF-DETAIL	6002406	14-Dec-1999

0508.00	GRAPHICS	US	METHOD AND APPARATUS FOR MAINTAINING MULTIPLE REPRESENTATIONS OF A SAME SCENE IN COMPUTER GENERATED GRAPHICS	6154215	28-Nov-2000

0510.00	GRAPHICS	US	BLENDED TEXTURE ILLUMINATION MAPPING	6057850	02-May-2000

0513.00	GRAPHICS	US	SYSTEM AND METHOD FOR THE DIRECT RENDERING OF CURVE BOUNDED OBJECTS	6292192	18-Sep-2001

0533.00	GRAPHICS	US	LATCHING ASSEMBLY FOR A COMPUTER	5907962	01-Jun-1999

0554.00	GRAPHICS	US	A PLATFORM INDEPENDENT APPLICATION PROGRAM INTERFACE FOR INTERACTIVE 3D SCENE MANAGEMENT	6215495	10-Apr-2001

0556.00	GRAPHICS	US	METHOD, SYSTEM AND COMPUTER PROGRAM PRODUCT FOR INCREASING INTERPOLATION PRECISION USING MULTI-CHANNEL TEXTURE MAPPING	6108007	22-Aug-2000

12/5/01
SGI Excluded Patents	Page 8 of 12

Docket #	Technology	Country	Title	Patent #	Issue Date
0561.00	GRAPHICS	US	METHOD FOR EFFICIENT HANDLING OF TEXTURE CACHE MISSES BY RECIRCULATION	6259460	10-Jul-2001

0565.00	GRAPHICS	US	METHOD FOR ACCELERATING MINIFIED TEXTURED CACHE ACCESS	6104415	15-Aug-2000

0567.00	GRAPHICS	US	METHOD FOR IMPROVING TEXTURE LOCALITY FOR PIXEL QUADS BY DIAGONAL LEVEL-OF-DETAIL CALCULATION	6232981	15-May-2001

0568.00	GRAPHICS	US	METHOD, SYSTEM AND COMPUTER PROGRAM PRODUCT FOR FAST COMPUTATION USING PARALLEL MULTI-CHANNEL RESAMPLING AND BLENDING	6232979 B1	15-May-2001

0570.00	GRAPHICS	US	METHOD AND APPARATUS FOR CULLING POLYGONS	6246415 B1	12-Jun-2001

0572.00	GRAPHICS	US	ELLIPSOIDAL PROJECTION MAPPING	6191795	20-Feb-2001

0581.00	GRAPHICS	US	METHOD AND SYSTEM FOR A RISC GRAPHICS PIPELINE OPTIMIZED FOR HIGH CLOCK SPEEDS BY USING RECIRCULATION	6236413	22-May-2001

0592.00	GRAPHICS	US	A PACKETIZED COMMAND INTERFACE TO A GRAPHICS PROCESSOR	6075546	13-Jun-2000

0594.00	GRAPHICS	US	METHOD AND APPARATUS FOR PERFORMING FAST FOURIER TRANSFORMS	6230177 B1	08-May-2001

0596.00	GRAPHICS	US	METHOD AND APPARATUS FOR EFFICIENTLY SWITCHING STATE IN A GRAPHICS PIPELINE	6252610	26-Jun-2001

0598.00	GRAPHICS	US	METHOD AND APPARATUS FOR CALCULATING X TO THE EXPONENT OF Y	6128638	03-Oct-2000

0617.00	GRAPHICS	US	METHOD AND SYSTEM FOR WIDTH INDEPENDENT ANTIALIASING	6133901	17-Oct-2000

0618.00	GRAPHICS	US	CONSTANT MULTISAMPLE IMAGE COVERAGE MASK	6091425	18-Jul-2000

0620.00	GRAPHICS	US	METHOD AND APPARATUS FOR VIRTUAL ADDRESS TRANSLATION	6205531 B1	20-Mar-2001

0637.00	GRAPHICS	US	APPARATUS AND METHOD FOR UTILIZING MULTIPLE RENDERING PIPES FOR A SINGLE 3-D DISPLAY	6292200	18-Sep-2001

0642.00	GRAPHICS	US	APPARATUS AND METHOD FOR EXTENDING COMPUTATIONAL PRECISION OF A COMPUTER SYSTEM HAVING A MODULAR ARITHMETIC PROCESSING UNIT	6256656	03-Jul-2001

0700.00	GRAPHICS	US	METHOD FOR MODELING REFLECTION OF LIGHT FROM AN ANISOTROPIC SURFACE	6246416	12-Jun-2001

0701.00	GRAPHICS	US	METHOD OF PRODUCING FLUID-LIKE ANIMATIONS USING A RAPID AND STABLE SOLVER FOR THE NAVIER-STOKES EQUATIONS	6266071	24-Jul-2001

12/5/01
SGI Excluded Patents	Page 9 of 12

Pocket #	Technology	Country	Title	Patent #	Issue Date
0702.00	GRAPHICS	US	SYSTEM AND METHOD FOR RENDERING MULTI-PLANAR REFORMATIONS USING BI-LINEAR INTERPOLATION	6229547 B1	08-May-2001

0705.00	GRAPHICS	US	VOLUMETRIC THREE-DIMENSIONAL FOG RENDERING TECHNIQUE	6268861	31-Jul-2001

0707.00	GRAPHICS	US	METHOD AND APPARATUS FOR RADIOMATRICALLY ACCURATE TEXTURE-BASED LIGHTPOINT RENDERING TECHNIQUE	6163320	19-Dec-2000

0754.00	GRAPHICS	US	HIGH PRECISION TEXTURE WRAPPING METHOD AND DEVICE	6275235	14-Aug-2001

0041.00	HUMAN COMP INTERFACE	US	THREE DIMENSIONAL NAVIGATION SYSTEM AND INTERFACE	5555354	10-Sep-1996

0103.01	HUMAN COMP INTERFACE	US	A METHOD AND APPARATUS FOR INCLUDING SELECTED OBJECTS BY SPOTLIGHT	5671381	23-Sep-1997

0103.0154	HUMAN COMP INTERFACE	US	METHOD AND APPARATUS FOR INDICATING SELECTED OBJECTS BY SPOTLIGHT	5861885	19-Jan-1999

0194.00	HUMAN COMP INTERFACE	US	FLAT PANEL MONITOR COMBINING DIRECT VIEW WITH OVERHEAD PROJECTION CAPABILITY	5696529	09-Dec-1997

0194.01	HUMAN COMP INTERFACE	US	MULTI-LAYER FLAT PANEL DISPLAY SCREEN APPARATUS	5986737	16-Nov-1999

0194.02	HUMAN COMP INTERFACE	US	FLAT PANEL DISPLAY SCREEN APPARATUS WITH OPTICAL JUNCTION AND REMOVABLE BACKLIGHTING ASSEMBLY	5831697	03-Nov-1998

0195.00	HUMAN COMP INTERFACE	US	REMOVABLE BACKLIGHTING ASSEMBLY FOR FLAT PANEL DISPLAY SUBSYSTEM	5896119	20-Apr-1999

0195.01	HUMAN COMP INTERFACE	US	REMOVABLE BACKLIGHTING ASSEMBLY FOR FLAT PANEL DISPLAY	6144360	07-Nov-2000

0196.00	HUMAN COMP INTERFACE	US	OVERHEAD PROJECTOR FOR FLAT PANEL DISPLAY CAPABILITY	5593221	14-Jan-1997

0254.00	HUMAN COMP INTERFACE	US	MOVIE-BASED FACILITY FOR LAUNCHING APPLICATION PROGRAMS OR SERVICES	5745713	28-Apr-1998

0286.00	HUMAN COMP INTERFACE	US	METHOD AND SYSTEM OF CONTROLLING MENUS WITH RADIAL AND LINEAR PORTIONS	5689667	18-Nov-1997

0286.51	HUMAN COMP INTERFACE	US	METHOD AND APPARATUS FOR PRODUCING, CONTROLLING AND DISPLAYING MENUS	5926178	20-Jul-1999

0287.00	HUMAN COMP INTERFACE	US	CLICKAROUND TOOL-BASED GRAPHICAL INTERFACE WITH TWO CURSORS	5666499	09-Sep-1997

0288.00	HUMAN COMP INTERFACE	US	SYSTEM FOR EDITING TIME-BASED TEMPORAL DIGITAL MEDIA INCLUDING A POINTING DEVICE TOGGLING BETWEEN TEMPORAL AND TRANSLATION-ROTATION MODES	5790769	04-Aug-1998

12/5/01
SGI Excluded Patents	Page 10 of 12

Docket #	Technology	Country	Title	Patent #	Issue Date
0288.01	HUMAN COMP INTERFACE	US	USER INTERFACE SYSTEM AND METHOD FOR CONTROLLING PLAYBACK OF TIME-BASED TEMPORAL DIGITAL MEDIA	6191784	20-Feb-2001

0292.51	HUMAN COMP INTERFACE	US	GRAPHICAL USER INTERFACE FOR DEFINING AND INVOKING USER-CUSTOMIZED TOOL SHELF EXECUTION SEQUENCE	5867163	02-Feb-1999

0296.00	HUMAN COMP INTERFACE	US	GRAPHICAL METHOD AND SYSTEM FOR ACCESSING INFORMATION ON A COMMUNICATIONS NETWORK	5737560	07-Apr-1998

0296.51	HUMAN COMP INTERFACE	US	GRAPHICAL METHOD AND SYSTEM FOR ACCESSING INFORMATION ON A COMMUNICATIONS NETWORK	5877767	02-Mar-1999

0296.52	HUMAN COMP INTERFACE	US	METHOD AND COMPUTER PROGRAM PRODUCT FOR ACCESSING A WEB SITE	6072491	06-Jun-2000

0312.00	HUMAN COMP INTERFACE	US	GRAPHICAL USER INTERFACE WITH OPTIMAL TRANSPARENCY THRESHOLDS FOR MAXIMIZING USER PERFORMANCE AND SYSTEM EFFICIENCY	6118427	12-Sep-2000

0333.00	HUMAN COMP INTERFACE	US	METHOD AND APPARATUS FOR PROVIDING AN EXPANDABLE, HIERARCHICAL INDEX IN A HYPERTEXTUAL, CLIENT-SERVER ENVIRONMENT	6199098	06-Mar-2001

0340.00	HUMAN COMP INTERFACE	US	MECHANISM FOR INTEGRATED INFORMATION SEARCH AND RETRIEVAL FROM DIVERSE SOURCES USING MULTIPLE NAVIGATION METHODS	6012055	04-Jan-2000

0370.00	HUMAN COMP INTERFACE	US	SYSTEM AND METHOD FOR PROVIDING AND DISPLAYING A WEB PAGE HAVING AN EMBEDDED MENU	5742768	21-Apr-1998

0371.00	HUMAN COMP INTERFACE	US	SERVER TO DYNAMICALLY GENERATE GRAPHICS FOR THE WORLD WIDE WEB	6098092	01-Aug-2000

0385.00	HUMAN COMP INTERFACE	US	THREE DIMENSIONAL INPUT SYSTEM USING TILT	6115028	05-Sep-2000

0392.00	HUMAN COMP INTERFACE	US	TEMPORAL DATA CONTROL SYSTEM	5973669	26-Oct-1999

0430.00	HUMAN COMP INTERFACE	US	SYSTEM AND METHOD FOR DISPLAYING UNIFORM NETWORK RESOURCE LOCATORS EMBEDDED IN TIME-BASED MEDIUM	5774666	30-Jun-1998

0522.00	HUMAN COMP INTERFACE	US	A SYSTEM FOR MAINTAINING ORIENTATION OF A USER INTERFACE AS A DISPLAY CHANGES ORIENTATION	6115025	05-Sep-2000

0603.00	HUMAN COMP INTERFACE	US	LIQUID CRYSTAL FLAT PANEL DISPLAY WITH ENHANCED BACKLIGHT BRIGHTNESS AND SPECIALLY SELECTED LIGHT SOURCES	6243068	05-Jun-2001

0750.00	HUMAN COMP INTERFACE	US	FLAT PANEL DISPLAY AND STAND WITH VERTICAL ADJUSTMENT AND TILT ADJUSTMENT	6061104	09-May-2000

0986.00	MECH/PHYS	US	ELECTRICAL CONNECTOR SYSTEM AND METHOD	6293813	25-Sep-2001

12/5/01
SGI Excluded Patents	Page 11 of 12

Docket #	Technology	Country	Title	Patent #	Issue Date
0430.51		US	SYSTEM AND METHOD FOR DISPLAYING ACTIVE UNIFORM NETWORK RESOURCE LOCATORS DURING PLAYBACK OF A MEDIA FILE OR MEDIA BROADCAST	5987509	16-Nov-1999

0410.00		US	SYSTEM SOFTWARE FOR USE IN A GRAPHICS COMPUTER SYSTEM HAVING A SHARED SYSTEM MEMORY	6070002	30-May-2000

12/5/01
SGI Excluded Patents	Page 12 of 12

Excluded Trademarks

Schedule B

Alias/Wavefront Active Trademark Report and Other Excluded Trademarks

Trademark Name	Country	Owner	Application No.	Filing Date:	Registration No.	Registration Date	Status	Classes
3DEC LOGO	United States of America	A/W	76/160470	07-Nov-2000			Filed	38
3DECEMBER	United States of America	A/W	76/160471	07-Nov-2000			Filed	38
3DECEMBER.C0M	United States of America	A/W	76/160472	07-Nov-2000			Filed	38
A LOGO	Canada	ALIAS	658524	18-May-1990	386663	12-Jul-1991	Registered
ALIAS	Canada	A/W	658429	18-May-1990	392055	20-Dec-1991	Registered
ALIAS	Canada	ALIAS	563361	27-May-1986	339683	29-Apr-1988	Registered
ALIAS	United States of America	A/W	76/052045	19-May-2000			Filed	9
ALIAS & DESIGN	Canada	ALIAS	563360	27-May-1986	339682	29-Apr-1988	Registered
ALIAS RESEARCH	Canada	ALIAS	523320	07-Jun-1984	312298	14-Mar-1986	Registered
ALIAS/1	Canada	A/W	523319	07-Jun-1984	312817	04-Apr-1986	Registered
ALIAS/WAVEFRONT LOGO	United States of America	A/W	75/941855	10-Mar-2000			Filed	9 42
CAN YOU IMAGINE	Canada	A/W	1042115	06-Jan-2000			Filed
CAN YOU IMAGINE	United States of America	A/W	76/081740	30-Jun-2000			Filed	9 42
CREATE WHAT’S NEXT AND DESIGN	Canada	A/W	1082467	10-Nov-2000			Filed
CREATE WHAT’S NEXT AND DESIGN	United States of America	A/W	76/165144	15-Nov-2000			Filed	9 42
DESIGN STUDIO LOGO	Canada	A/W	1034609	02-Nov-1999			Filed
DESIGN STUDIO LOGO	United States of America	A/W	75/839877	04-Nov-1999			Filed	9 41 42
DESIGN STUDIO	Canada	A/W	1034608	02-Nov-1999			Filed

Page 1	12/5/01

Alias/Wavefront Active Trademark Report and Other Excluded Trademarks

Trademark Name	Country	Owner	Application No,	Filing Date:	Registration No.	Registration Date	Status	Classes
DESIGNSTUDIO	United States of America	A/W	75/839878	04-Nov-1999			Filed	9 41 42
PORTFOLIO WALL	United States of America	A/W	76/165143	15-Nov-2000			Filed	9 41 42
STUDIO TOOLS LOGO	Canada	A/W	1083208	17-Nov-2000			Filed
STUDIO TOOLS LOGO	United States of America	A/W	76/184604	22-Dec-2000			Filed	9 42
Z RAYS AND DESIGN	Canada	A/W	1084901	30-Nov-2000			Filed
Z RAYS AND DESIGN	United States of America	A/W	76/184603	22-Dec-2000			Filed	9 42
Z-RAYS	Canada	A/W	1058136	08-May-2000			Filed
Z-RAYS	United States of America	A/W	76/057130	25-May-2000			Filed	9 42

Alias|Wavefront Active Trademark Report and Other Excluded Trademarks

Trademark Name	Country	Owner	Application Number	Filing Date	Registration Number	Registration Date	Status	Classes
CRIMSON	Japan	SGI	04014900	17-Feb-1992	2663819	31-May-1994	Registered	11
GEOMETRY ENGINE	Japan	SGI	6161688	13-Jun-1986	2138689	30-May-1989	Registered	11
GEOMETRY ENGINE	Japan	SGI	6161691	13-Jun-1986	2071045	29-Aug-1988	Registered	26
INDIGO	Japan	SGI	81700/91	05-Aug-1991	2708442	31-Jul-1995	Registered	26
INDIGO	Japan	SGI	81699/91	05-Aug-1991	2631617	31-Mar-1994	Registered	11
INDY	Japan	SGI	05-103674	13-Oct-1993	3347810	19-Sep-1997	Registered	9
IRIS	Japan	SGI	63-116452	13-Oct-1988	2722886	29-Aug-1997	Registered	26
IRIX	Japan	SGI	06-077587	29-Jul-1994	3275775	04-Apr-1997	Registered	9
OCTANE	Japan	SGI	9112003	28-Apr-1997	4180344	21-Aug-1998	Registered	9
ONYX	Japan	SGI	541177	22-Apr-1993	3213874	31-Oct-1996	Registered	9
OPENGL	Japan	SGI	06031164	29-Mar-1994	3223371	29-Nov-1996	Registered	9
OPENGL LOGO	Japan	SGI	2000/69902	22-Jun-2000			Filed	9 16 35
POWERED BY SILICON GRAPHICS	Japan	SGI	7110777	25-Oct-1995	4148617	22-May-1998	Registered	41
REALITY CENTER	Japan	SGI	11114648	14-Dec-1999			Filed	9 41 42
SGI	Japan	SGI	07-013882	17-Feb-1995	4013993	20-Jun-1997	Registered	9
SGI (STYLIZED)	Japan	SGI	11052669	14-Jun-1999	4426373	20-Oct-2000	Registered	9
SGI SILICON GRAPHICS	Japan	SGI		17-Feb-1999			Filed	9
SILICON GRAPHICS	Japan	SGI	6161693	13-Jun-1986	2070098	29-Aug-1988	Registered	26
SILICON GRAPHICS	Japan	SGI	6161690	13-Jun-1986	2070097	29-Aug-1988	Registered	11
SILICON GRAPHICS 3D CUBE LOGO	Japan	SGI	6170133	04-Jul-1986	2220787	23-Apr-1990	Registered	11
SILICON GRAPHICS 3D CUBE LOGO	Japan	SGI	6170134	04-Jul-1986	2123818	27-Mar-1989	Registered	26
SILICON GRAPHICS 02	Japan	SGI	925057	07-Mar-1997	4173652	31-Jul-1998	Registered	9
SILICON GRAPHICS ORIGIN	Japan	SGI	10053207	23-Jun-1998	4359334	04-Feb-2000	Registered	9
SILICON STUDIO	Japan	SGI	7/10777	18-Oct-1995	4031300	18-Jul-19997	Registered	41
SILICON STUDIO	Japan	SGI	7/2215	12-Jan-1995	3302835	09-May-1997	Registered	9
SPACE VISION	Japan	NSG	07049163	18-May-1995	4122864	13-Mar-1998	Registered	41

Page 3	12/05/01

Alias|Wavefront Active Trademark Report and Other Excluded Trademarks

SPACE VISION	Japan	NSG	07049164	18-May-1995	4083108	21-Nov-1997	Registered	42
UPSAFE	Japan	SGI	2000/012837	17-Feb-2000	4485156	22-Jun-2001	Registered	9 & 42
VISO	Japan	SGI	2000/058578	29-May-2000	4476764	25-May-2001	Registered	9
MAYA	United States of America	SGI	75/155039	23-Aug-1996	2241792	27-Apr-1999	Registered	9

Page 4	12/05/01